UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

The Great Atlantic & Pacific Tea Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
2 PARAGON DRIVE
MONTVALE, NEW JERSEY 07645

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 19, 2007

To the Stockholders of The Great Atlantic & Pacific Tea Company, Inc.

We will hold the Annual Meeting of Stockholders of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) at The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, on Thursday, July 19, 2007, at 9:00 A.M. (E.D.T.) for the following purposes:

1. To elect eight (8) directors of the Company, each for a term of one (1) year and until their successors are elected and qualified;

2. To consider and vote on a proposal to approve an amendment to the Company’s charter in the form attached to the accompanying proxy statement as Appendix D and incorporated herein by reference to eliminate the preemptive rights provisions of Article VII of the Company’s charter, which preemptive rights provisions provide stockholders the right to subscribe for and purchase, subject to several exceptions, any new or additional issues of shares of the Company’s stock or securities convertible into shares of the Company’s stock;

3. To consider and vote on a proposal to approve an amendment to the Company’s charter in the form attached to the accompanying proxy statement as Appendix E and incorporated herein by reference to amend Article VIII of the Company’s charter to require the Company to indemnify the Company’s officers to the maximum extent now or hereafter permitted under the Maryland General Corporation Law and expressly require the Company to advance reasonable expenses incurred by a director or officer who is a party to a proceeding upon meeting certain requirements of the Maryland General Corporation Law;

4. To consider and vote on a proposal to approve an amendment to the Company’s charter in the form attached to the accompanying proxy statement as Appendix F and incorporated herein by reference to amend Article VIII of the Company’s charter to eliminate the liability of the Company’s directors and officers for money damages to the Company or its stockholders except under certain circumstances.

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

Following the adoption of any of the charter amendment proposals, we plan to amend and restate our charter to reflect the amendments, in accordance with Maryland law.

The Board of Directors has fixed May 21, 2007, as the Record Date for this meeting. Only stockholders of record at the close of business on that date are entitled to receive notice and to vote at the meeting or at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder present at the Annual Meeting and, for any purpose relevant to the Annual Meeting, during ordinary business hours for at least ten days prior to the Annual Meeting, at the corporate offices of the Company at the address indicated above.

Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card by mail, or you may vote by telephone or electronically through the Internet, as further described on the proxy card. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended February 24, 2007 accompanies this proxy statement.

By Order of the Board of Directors

ALLAN RICHARDS
Senior Vice President, Human Resources,
Labor Relations, Legal Services & Secretary

Dated: May 25, 2007

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
2 PARAGON DRIVE
MONTVALE, NEW JERSEY 07645

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES	3
VOTING	3
ITEM 1 — ELECTION OF DIRECTORS	4
ITEM 2 — AMENDMENT OF THE CHARTER TO ELIMINATE PREEMPTIVE RIGHTS	6
ITEM 3 — INDEMNIFICATION OF OFFICERS TO THE FULLEST EXTENT PERMITTED UNDER THE MARYLAND GENERAL CORPORATION LAW AND ADVANCEMENT EXPENSES OF OFFICERS AND DIRECTORS FOR MONEY DAMAGES	7
ITEM 4 — LIMITATION OF LIABILITY OF OFFICERS AND DIRECTORS FOR MONEY DAMAGES	9
BENEFICIAL OWNERSHIP OF SECURITIES	10
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12
THE BOARD OF DIRECTORS	13
Governance of the Company	13
Board Meetings and Committees	13
Board of Director Compensation	15
Director Compensation Table	16
CERTAIN RELATIONSHIPS AND TRANSACTIONS	16
EXECUTIVE COMPENSATION	17
Compensation Discussion & Analysis	17
REPORT OF THE HUMAN RESOURCES & COMPENSATION AND GOVERNANCE COMMITTEES	24
SUMMARY COMPENSATION TABLE	25
ALL OTHER COMPENSATION TABLE	26
GRANTS OF PLAN-BASED AWARDS TABLE	27
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE	32
OPTION EXERCISES AND STOCK VESTED TABLE	33
PENSION BENEFITS TABLE	33
NON-QUALIFIED DEFERRED COMPENSATION TABLE	33
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	34
REPORT OF THE AUDIT AND FINANCE COMMITTEE	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
STOCKHOLDER PROPOSALS	38
APPENDIX A — STANDARDS OF INDEPENDENCE	A-1
APPENDIX B — AUDIT & FINANCE COMMITTEE CHARTER	B-1
APPENDIX C — RELATED PARTY TRANSACTIONS POLICY	C-1
APPENDIX D — FORM OF CHARTER AMENDMENT — PREEMPTIVE RIGHTS	D-1
APPENDIX E — FORM OF CHARTER AMENDMENT — INDEMNIFICATION OF OFFICERS AND ADVANCEMENT OF EXPENSES	E-1
APPENDIX F — FORM OF CHARTER AMENDMENT — LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS FOR MONEY DAMAGES	F-1

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is furnished by the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) for use at the Company’s Annual Meeting of Stockholders to be held on July 19, 2007 (the “Annual Meeting”). It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the New York Stock Exchange (“NYSE”) schedule of charges. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving notice in writing to the Secretary, at the address above, or by casting a ballot at the meeting in person or by proxy. This proxy statement is first being mailed to stockholders on or about May 25, 2007.

The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for the meeting and to verify the records relating to the solicitations. MacKenzie Partners, Inc. will be paid a retainer fee of $12,500 and additional fees based upon actual services provided, plus reimbursement of its out-of-pocket expenses.

Voting at Meeting

Only stockholders of record at the close of business on May 21, 2007 will be entitled to vote at the Annual Meeting. As of May 21, 2007, there were 41,861,697 shares of the Company’s $1 par value common stock (the “Common Stock”) each of which is entitled to one vote. There are no appraisal or dissenter’s rights with respect to any matter to be voted on at the Annual Meeting. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. A majority of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business.

If shares are not voted in person, they cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i) by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed envelope;

(ii) by telephone; or

(iii) electronically through the Internet.

Voting by Proxy Card

Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If you own Common Stock through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity, you should follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting by Telephone or Through the Internet

If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in “street name”, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 PM on July 18, 2007. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems. If your shares of Common

Stock are held in “street name” for your account, your broker, bank or other nominee will advise you whether you may vote by telephone or through the Internet.

ITEM 1 — ELECTION OF DIRECTORS

Eight (8) directors are to be elected to hold office until the next annual meeting and until their successors are elected and shall qualify. The persons named as proxies in the accompanying proxy intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, each of whom has consented to nomination and to serve when elected. All nominees are presently members of the Board of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each director.

Under the rules of the New York Stock Exchange (“NYSE”) and the Company’s “Standards of Independence,” a majority of the Board of Directors must be comprised of directors who are independent under the rules of the NYSE. However, because Tengelmann owns more than 50% of the Company’s Common Stock, the Company qualifies as a “controlled company” under the NYSE listing standards and is exempt from this requirement. The Company observes all other criteria established by the NYSE and other governing laws and regulations. The Board is comprised of an equal number of independent (4) and non-independent (4) directors. In its review of director independence, the Board of Directors considers all relevant facts and circumstances, including without limitation, all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company. The Board has adopted categorical standards to assist it in making determinations of independence for directors, a copy of which is attached as Appendix A.

The Board has determined that four (4) of the eight (8) nominees, namely Bobbie Gaunt, Dan Kourkoumelis, Edward Lewis and Maureen Tart-Bezer, are independent directors under the Company’s Standards of Independence and the independence requirements in the NYSE listing rules, and that the remaining nominees are not independent under those standards.

The Board recommends a vote FOR the nominees for a one year term ending in 2008.

John D. Barline

Mr. Barline, age 60, is and has been a member of the Board since July 9, 1996. He is a member of the Human Resources & Compensation and Executive Committees.

Mr. Barline, an attorney in private practice since 1973, is currently of counsel at the law firm of Williams, Kastner & Gibbs LLP in Tacoma, Washington. His areas of practice include corporate tax law, mergers and acquisitions, general business law, estate planning and real estate. He provides personal legal services to the Haub family, including Christian W. E. Haub.

Mr. Barline is a member of the board of directors and corporate secretary of Sun Mountain Resorts, Inc. and a director of Wissoll Trading Company, Inc. and Sun Mountain Lodge, Inc., each a small closely held corporation owned primarily by the Haub family. He is also a member of the board of directors of the Le May Automobile Museum.

Dr. Jens-Jürgen Böckel

Dr. Böckel, age 64, is and has been a member of the Board since April 29, 2004.

Dr. Böckel has served as the chief financial officer of Tengelmann Warenhandelsgesellschaft KG (“Tengelmann”) since January 1, 2000. From January, 1995 through December, 1999, Dr. Böckel served as chief financial officer and as a member of the executive board of Schickedanz Holding — Stiftung & Co. KG, in Fürth, Germany.

Dr. Böckel is a member of the supervisory board of Kaiser’s Tengelmann AG, in Viersen, Germany, OBI AG, in Wermelskirchen, Germany, and Löwa and Zielpunkt GmbH, in Vienna, Austria. He is also chair of the family council and chairman of the advisory board of Fahrzeug-Werke Lueg AG, in Bochum, Germany.

Bobbie Andrea Gaunt

Ms. Gaunt, age 60, is and has been an independent member of the Board since May 15, 2001. She is Lead Director, Chair of the Human Resources & Compensation Committee and a member of the Audit & Finance, Governance and Executive Committees.

Ms. Gaunt was elected an officer and vice president of the Ford Motor Company in June, 1999, and served as president and chief executive officer of the Ford Motor Company of Canada, Ltd., from 1997 until her retirement from the company in December of 2000. Ms. Gaunt began her automotive career with Ford in 1972 and for over 28 years served in various managerial positions in the areas of sales, marketing, research and building customer relationships. Between the months of June through October, 2004, Ms. Gaunt served as Interim Chief Executive Officer of ADVO, Inc. in Windsor, Connecticut.

Ms. Gaunt is a member of the Board of Advisors of the Katz Business School, and the Board of Trustees at the University of Pittsburgh; is a member (at the request of the Company) of the Board of Directors of Metro, Inc., Montreal, Quebec, Canada and serves as a member of both their Human Resources and Audit Committees; and is a member and chair of the board of the Saugatuck Center for the Arts, in Saugatuck, Michigan.

Dr. Andreas Guldin

Dr. Guldin, age 45, became a member of the Board on May 1, 2007 upon a recommendation to the Governance Committee by Mr. Haub. He is standing for election for the first time. He is a member of the Executive Committee. On May 1, 2007, Dr. Guldin was appointed to the position of Executive Managing Director, Strategy & Corporate Development for the Company.

Dr. Guldin was a Senior Executive Vice President (Corporate Finance) and Co-CFO of Tengelmann Warenhandelsgesellschaft KG, a role which he held from July 2005 until April 2007. He has also served as an advisor to the Executive Chairman and Board of Directors of The Great Atlantic and Pacific Tea Company and he was lead negotiator in the acquisition of Pathmark.

Prior to joining Tengelmann, Dr. Guldin served from May 1995 to March 2005 as a member of the Executive Management Team and Chief Financial Officer at E. Breuninger GmbH & Co. (Germany), the most prestigious department store and fashion retailer in Germany. Before that he worked for several years as a business and strategy consultant as a Senior Consultant and Project Leader at PA Consulting and CSC Index, Germany.

Dr. Guldin is a Visiting Faculty Member at the University Stuttgart and Düsseldorf for Finance and Performance Management. He holds a Masters degree in Psychology from J.W. Goethe University in Frankfurt, Germany; a Masters degree in Business Administration from London Business School, UK; and a Doctorate degree in Economics and Business Administration from University of Hohenheim, Germany.

Christian W. E. Haub

Mr. Haub, age 42, is and has been a member of the Board since December 3, 1991. He currently serves as Executive Chairman of the Board of the Company (the “Executive Chairman”), and Chair of the Executive Committee.

Mr. Haub has served as Executive Chairman of the Company since August 15, 2005. Prior thereto Mr. Haub served as Chief Executive Officer of the Company since May 1, 1998 and Chairman of the Board since May 1, 2001. In addition, Mr. Haub also served as President of the Company from December 7, 1993 through February 24, 2002, and from November 4, 2002 through November 15, 2004.

Mr. Haub is a partner and Co-Chief Executive Officer of Tengelmann. Mr. Haub is a member (at the request of the Company) of the Board of Directors of Metro, Inc., Montreal, Quebec, Canada, and is on the board of directors of the Food Marketing Institute and on the board of trustees of St. Joseph’s University in Philadelphia, Pennsylvania.

Dan Plato Kourkoumelis

Mr. Kourkoumelis, age 56, is and has been an independent member of the Board since March 21, 2000. Mr. Kourkoumelis is Chair of the Governance Committee and a member of the Audit & Finance and Executive Committees.

Mr. Kourkoumelis was president and chief operating officer of Quality Food Centers, Inc. from May 1989 until September 1996, and thereafter president and chief executive officer of Quality Food Centers, Inc. until September 25, 1998, when he retired after Quality Food Centers, Inc. was acquired. He also served as a director of Quality Food Centers, Inc. from April 1991 until March 1998. Mr. Kourkoumelis is a director of Expeditors International Inc. and a director and past president of the Western Association of Food Chains. Mr. Kourkoumelis is a member of the compensation and audit committees of Expeditors International.

Edward Lewis

Mr. Lewis, age 67, is and has been an independent member of the Board since May 16, 2000. Mr. Lewis is a member of the Audit & Finance, Human Resources & Compensation and Governance Committees.

Mr. Lewis is chairman and founder of Essence Communications Partners, which was formed in 1969. He is director of the leadership council of the Tanenbaum Center for Interreligious Understanding, the Harvard Business School Board of Directors of the Associates, the Economic Club of New York, the New York City Partnership, the Central Park Conservancy, The American Academy of Medicine, The Boys and Girls Club, NYC2012 and the board of Jazz at Lincoln Center for the Performing Arts. He also served as chairman of the Magazine Publishers of America from 1997 to 1999, becoming the first African-American to hold this position in the 75-year history of the organization.

Maureen B. Tart-Bezer

Ms. Tart-Bezer, age 51, is and has been an independent member of the Board since May 15, 2001. Ms. Tart-Bezer is Chair of the Audit & Finance Committee and a member of the Human Resources & Compensation and Governance Committees.

Ms. Tart-Bezer was executive vice president and chief financial officer of Virgin Mobile USA, a wireless MVNO (mobile virtual network operator) venture in the United States from January 2002 through June, 2006. Prior to this position, Ms. Tart-Bezer was executive vice president and general manager of the American Express Company, U.S. Consumer Charge Group through December, 2001. From 1977 to January 2000, Ms. Tart-Bezer was with AT&T Corporation, serving as a senior financial officer of the company, including positions as senior vice president and corporate controller and senior vice president and chief financial officer for the Consumer Services Group. Ms. Tart-Bezer is also a member of the Board of Directors of Playtex Products, Inc., and serves on their audit committee.

ITEM 2 — AMENDMENT OF THE CHARTER TO ELIMINATE PREEMPTIVE RIGHTS

On April 24, 2007, the Board of Directors authorized and declared advisable an amendment to the Company’s charter that would, if approved by the stockholders at the Annual Meeting, eliminate the preemptive rights of stockholders to subscribe for and purchase, subject to several exceptions, any new or additional issues of shares of the Company’s stock of any class, whether now or hereafter authorized, or of securities convertible into such shares, whether now or hereafter authorized, as such preemptive rights are currently provided in Article VII of the Company’s charter.

Under Maryland corporation law in existence prior to October 1, 1995, a stockholder of a Maryland corporation formed prior to such date (such as the Company) is entitled to preemptive rights to subscribe to additional shares of stock in such corporation as issued, whether or not preemptive rights are provided in such corporation’s charter, subject to several exceptions that developed under Maryland case law.

The Company’s charter also provides that stockholders of the Company have the preemptive right to subscribe for and purchase any new or additional issues of shares of its stock of any class, whether now or hereafter authorized, or of securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, other than:

•	shares issued for not less than their fair value in exchange for services or property other than money;

•	shares remaining unsubscribed after having been offered to stockholders;

•	treasury shares sold for not less than their fair value;

•	shares issued or issuable pursuant to articles of merger;

•	preferred shares without then present voting power with respect to the election of directors issued for not less than their fair value; and

•	shares issued and sold to the corporation’s officers or other employees or to the officers or other employees of any subsidiary corporation upon such terms and conditions as are approved by the affirmative vote of a majority of all of the shares entitled to vote with respect thereto at a meeting duly called and held for such purpose.

In 1995, the Maryland General Assembly revised the Maryland General Corporation Law to provide that a stockholder of a Maryland corporation formed after October 1, 1995 would not be entitled to preemptive rights except to the extent provided in the charter of the corporation.

The current preemptive rights provision contained in Article VII of the Company’s charter could present a procedural barrier to the consummation of certain acquisitions, financings and other transactions that require the issuance of additional stock by the Board of Directors because, except in the circumstances described above, the Company must offer its stockholders the right to participate in issuances of stock and convertible securities to which the preemptive rights provision applies or obtain a waiver of such preemptive rights before the Company may issue such stock. Because the Company’s common stock is publicly traded and due to the large number of Company stockholders, the Board believes that elimination of the preemptive rights provision of the charter and under applicable Maryland law would enable the Company to respond more quickly and efficiently to potential business opportunities, to pursue important objectives designed to enhance stockholder value and to provide the Company with greater flexibility to use its capital stock for various business purposes such as acquisitions and capital raising activities as deemed advisable by the Board. In cases where preemptive rights apply and the prompt issuance of shares is necessary, requiring the Company to offer pro rata participation to stockholders or to seek a waiver of their preemptive rights could delay the acquisition or funding and add uncertainty to the proposed transaction.

The proposed amendment would also conform the charter to current Maryland General Corporation Law regarding preemptive rights for corporations formed after October 15, 1995. The Board believes that it is advisable and in the best interests of the Company to amend the charter in order to eliminate the preemptive rights provision of the Company’s charter and any preemptive rights otherwise applicable under Maryland law.

A copy of the proposed charter amendment is attached as Appendix D. The adoption of Item 2 requires the affirmative vote of at least two-thirds of the outstanding voting stock of the Company entitled to vote on the matter. Therefore, a stockholder’s failure to vote, a broker non-vote or an abstention will have the same effect as a vote against approval of the charter amendment eliminating preemptive rights. A “broker non-vote” occurs if your shares are held in street name and you do not instruct your broker regarding how your shares should be voted.

The Board of Directors recommends a vote “FOR” Item 2.

ITEM 3 — INDEMNIFICATION OF OFFICERS TO THE FULLEST EXTENT PERMITTED UNDER THE MARYLAND GENERAL CORPORATION LAW AND ADVANCEMENT OF EXPENSES

On April 24, 2007, the Board of Directors authorized and declared advisable an amendment to Article VIII of the Company’s charter that would, if approved by the stockholders at the Annual Meeting, require the Company to indemnify the Company’s officers to the maximum extent permitted under the Maryland General Corporation Law and expressly require the Company to advance reasonable expenses incurred by a director or officer who is a party to a proceeding upon meeting certain requirements of the Maryland General Corporation Law.

The Company’s charter currently requires the Company to indemnify directors to the maximum extent permitted under the Maryland General Corporation Law. However, the charter only requires the Company to indemnify officers, employees and agents to the extent required under the Maryland General Corporation Law. The proposed amendment would revise the charter to require the Company to indemnify officers to the maximum extent permitted under the Maryland General Corporation Law and would align the Company’s obligation to indemnify its officers with the indemnity rights currently provided to the Company’s directors under the Company’s charter.

Under the Maryland General Corporation Law, a corporation is permitted to indemnify any director made a party to any proceeding by reason of service in that capacity against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding unless it is established that:

•	the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; or

•	the director actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

However, indemnity is not permitted under Maryland General Corporation Law:

•	if the proceeding was one by or in the right of the corporation, if the director shall have been adjudged to be liable to the corporation;

•	if the proceeding was brought by that director against the corporation, except in certain limited circumstances; or

•	in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Under the Maryland General Corporation Law, unless limited by the charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding for which indemnity is permitted under the Maryland General Corporation Law, or in the defense of any claim, issue or matter in the proceeding, is required to be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue or matter in which the director has been successful. In addition, a court of appropriate jurisdiction, upon application of the director, may order indemnification under certain circumstances, including if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct permitting indemnification to be made as provided above.

Unless limited by the charter, an officer of a Maryland corporation shall be indemnified as and to the same extent as a corporation is required to indemnify its directors, and a Maryland corporation is permitted to indemnify and advance expenses to an officer of the corporation to the same extent that it may indemnify directors. While the Company’s charter does not currently limit the Company from indemnifying its officers to the same extent that it indemnifies the Company’s directors, neither does it compel the Company to so indemnify the Company’s officers.

In addition, the proposed amendment would revise the charter to include an express requirement that, subject to certain requirements, the Company advance sums for payment of expenses to directors and officers made party to a claim, action, or other proceeding for which indemnity is permitted under the Maryland General Corporation Law. Under the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of a written affirmation by the director of the director’s good faith belief that the standard of conduct permitting indemnification to be made as provided above has been met and a written undertaking to repay the amount if it shall ultimately be determined that standard of conduct has not been met.

The Board of Directors believes that these changes are helpful given the current business and legal environment to recruit and retain quality officers and directors and in order to permit directors and officers to function effectively in their positions. The Board of Directors believes that experienced executives and board members are increasingly wary of the litigation risks associated with their business decisions, and the failure to provide for favorable indemnity rights may make it more difficult for the Company to recruit and retain management. Directors and officers are required to make business decisions that often involve certain risks. In some cases, the decision that is in the best interests of the Company may not be the decision that involves the least risk. The Board of Directors believes that the proposed amendment is in the best interests of the Company because it assists the Company’s officers and directors in evaluating and assessing risk in the best interests of the Company and not based upon the prospect or potential of personal liability or expense. The Board believes that it is advisable and in the best interests of the Company to amend the charter to revise the indemnity provisions of Article VIII and conform the charter to common current indemnification practices for Maryland corporations.

A copy of the proposed charter amendment is attached as Appendix E. The adoption of Item 3 requires the affirmative vote of at least two-thirds of the outstanding voting stock of the Company entitled to vote on the matter. Therefore, a stockholder’s failure to vote, a broker non-vote or an abstention will have the same effect as a vote against approval of this charter amendment. A “broker non-vote” occurs if your shares are held in street name and you do not instruct your broker regarding how your shares should be voted.

The Board of Directors recommends a vote “FOR” Item 3.

ITEM 4 — LIMITATION OF LIABILITY OF OFFICERS AND DIRECTORS FOR MONEY DAMAGES

On April 24, 2007, the Board of Directors approved and declared advisable an amendment to Article VIII of the Company’s charter that would, if approved by the stockholders at the Annual Meeting, eliminate the liability of the Company’s directors and officers for money damages to the Company or its stockholders except under certain circumstances.

Maryland General Corporation Law provides that the charter of a Maryland corporation may include any provision expanding or limiting the liability of its directors and officers to the corporation or its stockholders for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Company’s charter currently contains no such provision, and the proposed amendment would insert a provision into the charter eliminating the liability of the Company’s officers and directors for money damages subject to the exceptions provided above.

As with Item 3, the Board of Directors believes that the elimination of liability for money damages as permitted under Maryland law is important and in the best interest of the Company in order to recruit and retain quality officers and directors, permit directors and officers to function effectively in their positions and conform the Company’s charter to common current practices for publicly traded Maryland corporations.

A copy of the proposed charter amendment is attached as Appendix F. The adoption of Item 4 requires the affirmative vote of at least two-thirds of the outstanding voting stock of the Company entitled to vote on the matter. Therefore, a stockholder’s failure to vote, a broker non-vote or an abstention will have the same effect as a vote against approval of this charter amendment. A “broker non-vote” occurs if your shares are held in street name and you do not instruct your broker regarding how your shares should be voted.

The Board of Directors recommends a vote “FOR” Item 4.

BENEFICIAL OWNERSHIP OF SECURITIES

Beneficial Ownership of More Than 5% of the Company’s Common Stock

Except as set forth below, as of May 8, 2007, no person beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of the Company’s Common Stock.

	Amount and Nature of Beneficial Ownership(1)
		Sole		Shared
	Total Beneficial	Voting/Investment		Voting/Investment		% of
Name and Address of Beneficial Owner	Ownership	Power		Power		Class

Christian W. E. Haub(2)	22,584,918	589,047	(3)	21,995,871	(4)	53.9%
2 Paragon Drive Montvale, NJ 07645
Erivan Karl Haub(2)	22,147,471	152,100		21,995,371		52.9%
Wissollstrasse 5-43 45478 Mülheim an der Ruhr, Germany
Karl-Erivan Warder Haub(2)	21,995,371	0		21,995,371		52.5%
Wissollstrasse 5-43 45478 Mülheim an der Ruhr, Germany
Georg Rudolf Otto Haub(2)	21,995,371	0		21,995,371		52.5%
Wissollstrasse 5-43 45478 Mülheim an der Ruhr, Germany
Tengelmann Warenhandelsgesellschaft KG(2)	21,995,371	0		21,995,371		52.5%
Wissollstrasse 5-43 45478 Mülheim an der Ruhr, Germany
Prentice Capital Management LP(5)	3,158,409	0		3,158,409		7.5%
623 Fifth Avenue, 32nd Floor New York, NY 10022
Goodwood, Inc.(6)	2,077,500	0		2,077,500		5%
212 King Street West, Suite 201 Toronto, Ontario, Canada M5H 1K5

(1)	For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” of any shares which such person has the right to acquire as of July 7, 2007 (60 days after May 8, 2007). For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The Company obtained the information regarding Tengelmann Warenhandelsgesellschaft KG (“Tengelmann”), Erivan Karl Haub (“Erivan”), Karl-Erivan Warder Haub (“Karl”), Christian W. E. Haub (“Christian”) and Georg Rudolf Otto Haub (“Georg”) from such persons, and from a Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2007. Tengelmann is engaged in general retail marketing. It owns, operates and has investments in, through affiliated companies and subsidiaries, several chains of stores, which principally sell grocery and department store items throughout the Federal Republic of Germany, other European countries and the United States. The general partners of Tengelmann are Erivan and Erivan’s three sons, Karl, Christian and Georg. Erivan owns a six percent (6%) partnership interest in Tengelmann; the rest is divided equally among Karl, Christian and Georg.

(3)	Includes options to purchase 456,135 shares of Common Stock, all of which are exercisable within sixty (60) days of May 8, 2007.

(4)	Includes 500 shares of Common Stock held by the wife of Christian W. E. Haub and the 21,995,371 shares of Common Stock that are held by Tengelmann.

(5)	This information has been obtained from a Schedule 13G dated March 19, 2007 and filed with the SEC by Prentice Capital Management LP, a Delaware limited partnership (“Prentice Capital Management”), and Michael Zimmerman, a United States citizen, with respect to 3,158,409 shares. According to the Schedule 13G Prentice Capital management serves as investment manager to a number of investment funds (including Prentice Capital Partners, LP, Prentice Capital Partners QP, LP, Prentice Capital Offshore, Ltd., Prentice Special Opportunities Master, L.P.) and manages investments for certain entities in managed accounts with respect to which it has voting and dispositive authority over the shares reported in Schedule 13G. Michael Zimmerman is the managing member of (a) Prentice Management GP, LLC, the general partner of Prentice Capital Management, (b) Prentice Capital GP, LLC, the general partner of certain investment funds and (c) prentice Capital GP II, LLC, the managing member of Prentice Capital GP II, LP, which is the general partner of certain investment funds. As such, he may be deemed to control Prentice Capital Management and certain of the investment funds and therefore may be deemed to be the beneficial owner of the securities reported Schedule 13G. Each of Michael Zimmerman and Prentice Capital Management disclaims beneficial ownership of the shares.

(6)	On December 31, 2006, Goodwood Fund (“Fund”), Arrow Goodwood Fund (“Arrow”), Goodwood Capital Fund (“Capital Fund”), The Goodwood Fund 2.0 Ltd. (“2.0”), KBSH Goodwood Canadian Long/Short Fund (“KBSH”), MSS Equity Hedge 15 (“Hedge 15”), Goodwood Inc. (“Goodwood”), 1354037 Ontario Inc. (“Ontario”), Peter H. Puccetti (“Puccetti”), 620088 BC LTD. (“BC”) and J. Cameron MacDonald (“MacDonald”), collectively, filed a Schedule 13G with the Securities and Exchange Commission. This Schedule 13G indicates that Goodwood acts as the sole investment manager of each of Fund, Arrow, Capital Fund, 2.0, KBSH and Hedge 15, which are the sole owners of 850,700, 295,900, 110,100, 789,800, 10,900 and 20,100 shares of the Company’s Common Stock, respectively. As investment manager, Goodwood is deemed to beneficially own all of the foregoing 2,077,500 shares. Goodwood, however, disclaims such ownership. Ontario Inc. owns all of the capital stock of Goodwood. Messrs. Puccetti and MacDonald control Ontario. Mr. MacDonald is the sole owner of BC. BC directly owns 10,900 shares. Mr. MacDonald directly owns 4,800 Shares.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of May 8, 2007, by each director, each nominee for director, each executive officer of the Company on that date as named and noted in the Summary Compensation Table, infra, and by all directors and the executive officers of the Company as a group:

	Shares	Stock
	Beneficially	Option	Deferred		% of
	Owned(1)	Shares(2)	Plan(3)	Total	Class

John D. Barline	15,626	465	20,948	37,039	*
Jens-Jürgen Böckel	7,952	2,529	9167	19,648	*
Eric Claus	16,186	6,477	0	22,663	*
Christian W. E. Haub(4)	22,128,783	456,135	0	22,584,918	53.9
Brenda Galgano	15,486	21,025	0	36,511	*
Bobbie Andrea Gaunt	1,000	4,428	26,966	32,394	*
Andreas Guldin	1,000	0	0	1,000	*
Dan Kourkoumelis	7,444	5,061	21,666	34,171	*
Edward Lewis	16,896	633	15,734	33,263	*
John E. Metzger	1,500	99,869	0	101,369	*
Maureen B. Tart-Bezer	2,000	4,428	21,708	28,136	*
Paul Wiseman	0	1,744	0	1,744	*
Allan Richards	0	6,484	0	6,484	*
All directors and executive officers as a group (13 persons)	22,213,873	609,278	116,189	22,939,340	54.8

*	Less than 1%

(1)	For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” of any shares which such person has the right to acquire as of July 7, 2007 (60 days after May 8, 2007). For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The amounts shown include all stock options granted under the Company’s stock option plans exercisable within sixty (60) days from May 8, 2007.

(3)	The amounts shown represent the stock equivalent units accrued under the Company’s Directors’ Deferred Payment Plan and the 2004 Non-Employee Director Compensation Plan. These share equivalents are subject to Common Stock market price fluctuations.

(4)	Mr. Christian W. E. Haub has shared voting and investment power over the shares owned by Tengelmann and his spouse and they are therefore included in the number of shares beneficially owned by him.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, file with the Securities and Exchange Commission initial reports of ownership of the Company’s Common Stock and changes in such ownership (i.e., Forms 3, 4 and 5). To the best of the Company’s knowledge, based solely on a review of the Section 16(a) reports and written statements from its executive officers and directors, the Company believes that during and with respect to Fiscal 2006 all required reports were filed on a timely basis, except as indicated in the following sentence. Ms. Melissa Sungela filed a Form 4 on August 3, 2006 for an exercise of stock options on July 25, 2006.

THE BOARD OF DIRECTORS OF THE COMPANY

Governance of the Company

The Board of Directors is responsible for fiduciary oversight, strategic planning and monitoring and, through its oversight of the Human Resources & Compensation Committee, compensation and succession planning. The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of the Company, and has established a set of Corporate Governance Guidelines, which set forth the policies and principles of the Board and the Company.

The Company’s website, www.aptea.com, includes the Company’s governance materials, including without limitation, the Corporate Governance Guidelines (including the procedures governing the submission of candidates for Board of Director elections), the Code of Business Conduct and Ethics, the Charters for the Audit & Finance, Human Resources & Compensation, and Governance Committees of the Board, the Company’s policy regarding attendance of members of the Board at annual meetings and information regarding the process by which stockholders and other interested parties can send communications to the Board, the Lead Director of the Board and the non-management Directors of the Board. Each of these documents are available in print to any shareholder or other interested party upon written request to the Legal Compliance Officer, 2 Paragon Drive, Montvale, NJ 07645, or by calling (201) 571-4355. All shareholders or other interested parties may communicate directly with the Board, including any committee thereof or a specific Director, by sending an email to bdofdirectors@aptea.com or by writing to the following address: c/o The Great Atlantic & Pacific Tea Company, Inc., Legal Compliance Officer, 2 Paragon Drive, Montvale, NJ, 07645.

Board Meetings and Committees

During Fiscal 2006, the Board of Directors held nine (9) meetings (including five (5) by telephone), the Independent Directors held fifteen (15) meetings (including fourteen (14) by telephone) and committees thereof held twenty-two (22) meetings. Each director attended at least 90% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which such director served. Each Board meeting includes an executive session of the independent directors, which is chaired by the Lead Director. The independent directors elected Bobbie Gaunt Lead Director for 2007. The Board now has an Executive Committee, an Audit & Finance Committee, a Human Resources & Compensation Committee and a Governance Committee. The Audit & Finance Committee, Human Resources & Compensation Committee and Governance Committee each has a written charter, which outlines the respective committee’s duties and responsibilities. The committee charters are published in the Corporate Governance section of the Company’s website, www.aptea.com. A copy of the Audit & Finance Committee charter is also attached as Appendix B to this proxy statement.

Because Tengelmann owns more than 50% of the Company’s Common Stock, the Company qualifies as a “controlled company” under the NYSE listing standards. As a controlled company, the Company is exempt from the NYSE’s requirement that it have a majority of independent directors, and entirely independent Compensation and Governance committees. As indicated below, with the exception of the Human Resources & Compensation Committee, which although not entirely independent does not include any management directors, and the Board of Directors, which is comprised of equal numbers of independent and non-independent directors, the Company voluntarily complies with the NYSE’s independence requirements. Additionally, the Company has the entirely independent Governance Committee, rather than the Human Resources & Compensation Committee, review and approve changes to the Executive Chairman’s compensation.

The Audit & Finance Committee, which held six (6) meetings in Fiscal 2006, including four (4) by telephone, consists of Maureen Tart-Bezer, as Chair, Bobbie Gaunt, Dan Kourkoumelis and Ed Lewis. The Board has determined that each member of the Audit & Finance Committee is independent in accordance with the NYSE listing rules, the Company’s Standards of Independence and Rule 10A-3 of the Exchange Act. In addition, the Board has determined that each qualifies as an “audit committee financial expert,” as defined by the SEC. This Committee (i) reviews annual financial statements prior to submission to the Board and reports thereupon, (ii) reviews quarterly results prior to release, (iii) at its discretion, examines and considers matters relating to the internal and external audit of the Company’s accounts and financial affairs, (iv) appoints the independent accountants, (v) determines the compensation and retention of, and oversees, the outside accountants, (vi) oversees the financial matters of the Company; and (vii) as appropriate, meets with Company personnel in the performance of its functions.

At its April 24, 2007 meeting, the Human Resources & Compensation Committee adopted a resolution changing its name to the “Human Resources & Compensation Committee” in order to reflect the areas in which the Committee provides direction for the Company. The Human Resources & Compensation Committee, which held five (5) meetings in Fiscal 2006 including two (2) by telephone, consists of Bobbie Gaunt, as Chair, John Barline, Edward Lewis and Maureen Tart-Bezer. The Board has determined that each member of the Human Resources & Compensation Committee, other than Mr. Barline, is independent. The activities of the Committee are guided by the principles outlined in the Human Resources & Compensation Committee charter. The charter may be found on the Company’s website www.aptea.com under the Corporate Governance menu/tab.

The primary responsibilities of the Human Resources & Compensation Committee are compensation design to enable the Company to have the right people in the right place at the right time, and succession planning to ensure strategic and operational stability. The Committee: (i) develops, reviews, modifies and approves all compensation for the CEO and any Company executive (other than the Executive Chairman) who is a direct report to the CEO or the Executive Chairman; (ii) administers the employee stock option and long term incentive and share award plans; and (iii) works with management annually to specify the talents and positions necessary to enable the Company’s short- and long-term strategies, and then identifies the talent who possess the necessary capabilities currently or potentially through targeted development planning.

The Governance Committee, which held two (2) meetings in Fiscal 2006, consists of Dan Kourkemelis, as Chair, Bobbie Gaunt, Edward Lewis and Maureen Tart-Bezer. The Board has determined that each member of the Governance Committee is independent. The Committee’s primary purpose is to (i) evaluate the performance of the members of the Board individually and as a group, (ii) review and approve any changes to the Executive Chairman’s compensation, (iii) recommend to the Board guidelines and policies for the corporate governance of the Company, (iv) oversee and recommend changes to the governance policies of the Company, (v) examine the relationship between management and the Board and annually review the status of director compensation, and (vi) act as a committee for the nomination of candidates for election to the Board.

The Governance Committee will consider director candidates suggested by members of the Board, as well as candidates suggested by management and by stockholders. To submit a recommendation for the Company’s next annual meeting, anticipated to be held in July, 2008, please provide the prospective candidate’s name, contact information, biographical data and qualifications, together with the prospective candidate’s written consent to being named as a nominee and to serving on the Board if nominated and elected, to the Governance Committee, c/o Legal Compliance Officer, The Great Atlantic & Pacific Tea Company, Inc., 2 Paragon Drive, Montvale, NJ, 07645, by February 1, 2008.

The Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation. For each candidate, the Governance Committee determines whether the candidate meets the Company’s minimum qualifications and specific qualities and skills for directors, which are set forth in the Corporate Governance section of the Company’s website, and evaluates the candidate’s (i) judgment, ethics, integrity and familiarity with national and international issues affecting business, (ii) depth of experience, skills and knowledge complementary to the Board and the Company’s business, and (iii) willingness to devote sufficient time to carry out the duties and responsibilities effectively. The Governance Committee also considers such other relevant factors as it deems appropriate.

The Executive Committee, which held nine (9) meetings in Fiscal 2006, consists of Christian Haub, as Chair, Bobbie Gaunt, John Barline, Dr. Böckel and Dan Kourkoumelis. The Executive Committee was formed at the same time as the creation of the Executive Chairman position and is intended to complement the Company’s transition of strategic planning responsibilities from the CEO to the Executive Chairman. Together, the Executive Committee (with the oversight of the Board) and the Executive Chairman provide strategic leadership to the Company. The Executive Committee also conducts regular periodic reviews of the operating and financial results of the Company with the CEO and CFO, and oversees the Company’s public disclosures of such results as well as other investors’ relations matters.

Board of Director Compensation

The Company does not pay directors who are also officers of the Company any additional compensation or benefits for serving on the Board. However, as discussed below, the Executive Chairman receives compensation from Metro, Inc., the Company’s Canadian affiliate, for services rendered on its Board of Directors. The Company pays non-employee directors pursuant to the 2004 Non-Employee Director Compensation Plan (the “Plan”). The Plan provides for the payment of a portion of the compensation in cash and a portion in shares of Common Stock. On April 19, 2006 the Board adopted amendments to the Plan to conform to Section 409A of the Internal Revenue Code. These amendments were approved by the stockholders on July 13, 2006.

Each non-employee director is paid an annual retainer of $32,000, attendance fees of $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended if substantial time or effort is involved, plus expenses of attendance. If two (2) or more compensable meetings are held on the same day, the fee for the second meeting is limited to $500. The Company pays the Lead Director an additional annual retainer of $120,000. The Company pays an additional annual retainer to the Chair of each Committee, except for the Executive Committee Chair who receives no additional retainer. The Chairs of the Human Resources & Compensation and Governance Committees receive an additional annual retainer in the amount of $8,000, and the Chair of the Audit & Finance Committee receives an additional $10,000 per year.

Further, the Company makes an annual award to each non-employee director of a number of shares of Common Stock equal to $90,000, divided by the closing price of its Common Stock on the NYSE, as reported in the Wall Street Journal on the date of grant, namely, the first business day after the applicable Annual Meeting of Stockholders. The Plan further specifies that a non-employee director, who at the Company’s request sits on the board of directors of a Company affiliate, may retain any director compensation paid by such affiliate. Each non-employee director may elect to defer all or any portion of his/her cash and equity compensation. A non-employee director shall always be fully vested in his/her deferral account. The Company’s obligation to pay benefits under the Plan, however, represents an unfunded, unsecured obligation of the Company and no non-employee director will have any secured interest or claim in any assets or property of the Company.

Under the Plan, the Company implemented stock ownership guidelines for the non-employee directors. Under these guidelines, the non-employee directors are expected to own common shares or share equivalents with an aggregate market value of $150,000. For purposes of these guidelines, stock ownership includes shares over which the director has direct or indirect ownership or control. Directors are expected to meet their ownership requirements within a reasonable time of becoming subject to the guidelines. Each director subject to the Plan currently meets the requirements of the stock ownership guidelines.

DIRECTOR COMPENSATION

	Fees Earned or			All Other
	Paid in Cash	Stock Awards		Compensation	Total
Name	($)(1)	($)(2)(4)		($)	($)

Barline, John	53,018.56	134,981.46	(3)	$—	188,000.02
Boeckel, Jens-Juergen	48,016.16	134,983.89	(3)	$—	183,000.05
Gaunt, Bobbie	201,186.08	135,000.00		$—	336,186.08
Kourkoumelis, Dan	75,500.08	135,000.00		$—	210,500.08
Lewis, Ed	71,849.34	134,983.89	(3)	$—	206,833.23
Tart-Bezer, Maureen	81,500.00	135,000.00		$—	216,500.00

(1)	Consists of the fees earned or paid in cash in fiscal 2006

(2)	This amount represents the total fees paid in stock for the fiscal year ended February 24, 2007. The annual award is $90,000; the $135,000 award for fiscal 2006 is the sum of the annual award and a retroactive one-time award of $45,000 for service in 2005. Where the director elects to receive all or a portion of his/her stock award immediately, the award is issued in an amount of whole shares whose total value is nearest to, but not in excess of, the dollar amount of the award. Any balance of fractional share units due the directors are paid in cash and are reflected in the column entitled “Fees Earned or Paid in Cash”. For those directors who defer their award, the entire award (including fractional shares) is placed in a director deferred stock account.

(3)	Messrs. Boeckel and Lewis elected to receive their awards immediately. Mr. Barline elected to defer 50% of his award, and to receive 50% of his award immediately. For the reasons set forth in footnote 2, above, fractional share units were paid to them in the amounts of $18.54 for Mr. Barline, and $16.11 for each of Dr. Boeckel and Mr. Lewis. These cash amounts are included in the column entitled “Fees Earned or Paid in Cash”.

(4)	The aggregate stock awards outstanding as of May 21, 2007 for each of the directors is as follows: Mr. Barline — $225,000; Mr. Boeckel — $225,000; Ms. Gaunt — $225,000; Mr. Kourkoumelis — $225,000; Mr. Lewis — $225,000; and Ms. Tart-Bezer — $225,000.

Executive Chairman Christian Haub and Lead Director Bobbie Gaunt, at the request of the Company, serve on the Board of Directors for the Company’s Canadian affiliate, Metro, Inc. Mr. Haub also sits on the Executive and Governance Committees and Ms. Gaunt is on the Audit and Human Resources Committees. Each is compensated for these services pursuant to Metro, Inc.’s plan for director compensation. The annual director’s retainer is $CN35,000, and the annual Committee member’s retainer is $CN2,500 except for the Audit Committee where the retainer is $CN5,000. Attendance fees are $CN1,250 per meeting, except that for telephonic committee meetings the fee is $CN625. Payment is on a quarterly basis. However, the base annual retainer is paid in deferred stock units or, at the director’s option, 50% in the form of Class A Subordinate Shares of Metro, Inc. until the director holds three times the base annual retainer in deferred stock units and/or shares. Thereafter the director will continue to receive at least 25% of total compensation in shares or, at the director’s election, in deferred stock units. In fiscal 2006, Ms. Gaunt received total payments in the amount of CN$55,783.34 in connection with her service on the Metro, Inc. Board and Committees. Mr. Haub received total payments in the amount of CN$49,801.68 in connection with his service on the Metro, Inc. Board and Committees.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Any proposed transactions with related persons are submitted to the Board of Directors for approval. In fiscal 2006, the Company did not participate in any transactions with related persons in which the amount involved exceeded $120,000, other than the items discussed below.

On April 23, 2007, the Audit & Finance Committee adopted a “Policy and Procedures With Respect to Related Party Transactions”, a copy of which is attached hereto as Appendix C.

At the close of business on August 13, 2005, our Company completed the sale of our Canadian business to Metro, Inc., a supermarket and pharmacy operator in the Provinces of Quebec and Ontario, Canada, for $1.5 billion in cash, stock and certain debt that was assumed by Metro, Inc. As a result of the sale, the Company retained a 15.83% ownership stake in Metro, Inc. and placed two (2) representatives on the Metro Board of Directors. Simultaneously the Company entered into an Information Technology Transition Services Agreement with Metro, Inc., for a fee of $CN20 million (U.S. $17.6 million) per year to provide certain information technology and other services to Metro, Inc. for a period of 2 years from the date of sale, with a potential for two additional six month renewal periods. Metro, Inc. also leases a shopping center in Toronto, Ontario, Canada from the Company which commenced at the time of the sale. The base annual rent is $CN0.8 million (U.S. $0.7 million). The initial term expires on October 4, 2015 with four 5 year renewal options.

During fiscal 2003, the Company entered into a three-year agreement with OBI International Development and Service GMBH (“OBI International”), a subsidiary of Tengelmann, to purchase seasonal merchandise. Purchases from OBI International totaled $0.7 million in fiscal 2006.

The Company owns a jet aircraft, which Tengelmann leases under a full cost reimbursement lease. During fiscal 2006, Tengelmann was obligated to and has reimbursed the Company $4.1 million for use of the aircraft.

On March 4, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) for the acquisition of Pathmark Stores, Inc. (the “Transaction”). Also on March 4, 2007, and in connection with the Merger Agreement, the Company entered into a Stockholder Agreement with Tengelmann, which provides for corporate governance rights that are to be effective following completion of the Transaction, under which the Company agreed to reimburse Tengelmann for expenses incurred in connection with the Merger Agreement and the Transaction. In fiscal 2006, the Company paid the sum of $0.2 million for such expenses.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Strategy

We believe that compensation should be linked to our Company’s overall performance and that the value delivered to an executive must be measured against specific and clear performance objectives. Our compensation design is driven by performance and talent; the strategy is to:

•	attract and retain talent that will enable the Company to have the right people in the right assignment at the right time;

•	drive and appropriately balance both short- and long-term results;

•	create a culture of accountability and a desire to achieve;

•	foster disciplined and productive leadership and at the same time build high-performance teams.

The Committee compares the Company’s compensation programs with peer group companies consisting of:

•	Retail grocers;

•	Other competitive merchants;.

•	Consumer product manufacturers;

•	Companies with annual sales in excess of $1 billion;

•	Companies with a similar organizational structure; and

•	Companies that are similar in other relevant ways, such as those operating within the region that our Company competes for business and talent.

The specific peer group companies for fiscal 2006 follow:

• 7-Eleven	• Albertson’s, Inc.	• Avon Products
• Bed Bath and Beyond	• Best Buy	• BJ’s Wholesale Club
• Campbells	• Circuit City	• Costco Wholesale Corp.
• CVS Corp.	• Dollar General	• Dollar Tree Stores
• Family Dollar Stores Inc.	• Federated Department Stores	• Foodarama Supermarkets, Inc.
• Home Depot, Inc. (The)	• Kroger Co. (The)	• Limited Brands
• Linens ’n Things, Inc.	• Lowe’s Cos. Inc.	• Nash Finch Company
• Pathmark Stores Inc.	• Pier 1 Imports	• Philip Morris
• Revlon	• Rite Aid Corp.	• Safeway Inc.
• Sears Holding	• ShopKo Stores Inc.	• Spartan Stores
• Stater Bros. Holdings Inc.	• SUPERVALU INC.	• Target Corp.
• Toys r Us	• Village Super Market Inc.	• Walgreen Co.
• Wal-Mart Stores	• Weis Markets Inc.	• Whole Foods Market Inc.
• Williams Sonoma	• Wild Oats Markets Inc.

The Committee considers compensation data from general industry surveys and retail survey databases to understand how its efforts to link pay to performance compare with examples from the marketplace. The Committee retains Towers Perrin as its compensation consultant to provide outside knowledge and research in the development of compensation and retention strategies. The Committee also reviews the Company’s recent historical compensation practices for its executives, and considers recommendations from management regarding all components of the compensation program, and from the CEO regarding the compensation of his direct reports. Finally, the Committee reviews “tally sheets” for each of the Named Executive Officers (“NEOs”). The tally sheets summarize the total compensation received by each NEO for the current fiscal year.

Our compensation program is comprised of:

a) Base Salary;

b) an Annual Cash Incentive Award;

c) a Long-Term Equity Incentive Award; and

d) Perquisites and Certain Other Benefits.

The Committee compares each compensation element separately and in the aggregate to comparable information from the peer group companies. The Committee determines the dollar value for each of these components by using the middle of the market (i.e., 50th percentile) as the competitive and approximate range for where our executive’s pay should be located in order to attract and retain the talent needed to deliver results that will create short- and long-term shareholder value.

The Committee weights each compensation element according to the operating results the Company wishes to achieve. A significant percentage of an executive’s total compensation package consists of a long-term equity incentive award, while the rest is comprised of base salary and annual cash incentive awards. For fiscal 2006, the percentage of total compensation allocated to long-term equity incentive awards for the CEO and Executive Chairman were 58% and 43%, respectively; for all other executives this percentage was approximately 44% depending on his or her level in the organization.

The Committee may exercise discretion to ensure that total compensation reflects not only the Company’s performance results for the year, but also how the results were attained.

Base Salary

Base Salary is fixed compensation (as opposed to incentive compensation that varies depending on the level of performance delivered).

The Committee considers a number of factors when setting base salaries:

•	performance;

•	level of responsibility;

•	similar positions within the Company;

•	similar positions at peer companies;

•	experience;

•	recommendations from leadership; and

•	historical and future breakdowns of all compensation elements for each executive officer.

Although the Committee does not assign a particular weight to any one factor, it emphasizes performance and experience in determining Base Salary. Salaries may appear above or below the middle of the market for our peer group depending on the Committee’s review of the factors stated above.

Adjustments were made to the base salary for certain executives during 2006 in order to be consistent with our compensation strategy. The average fiscal year values for base salaries of the NEOs are reported in the Summary Compensation Table column (c), on page 25.

Annual Cash Incentive Award

The Company provides its executives an annual cash incentive award to motivate short-term (i.e., annual) performance.

•	The amount of the annual cash incentive award is calculated as a percentage of the executive’s base salary. For the CEO and Executive Chairman, the intended (i.e. “target”) annual cash incentive award is 100% of fiscal year-ending base salary; for the Executive Vice President it is 65%; for the other NEOs it is 55% of base salary.

•	For fiscal 2006, Sales Revenue (37.5%), Operating Income (37.5%) and Individual Performance against Objectives (25%) were the three key measures of performance used to determine the value of an award.

•	The actual payout on the annual cash incentive award can vary depending on the level of performance delivered; however, a minimum level of performance must be achieved in order for any incentive payment to be earned. For fiscal 2006, the Committee set minimum performance requirements for Sales Revenue ($6,941.0 million) and for Operating Income (-$67.0 million).

•	The range of performance to earn any portion of the annual cash incentive award for fiscal 2006 was:

				Amount of
Level of Performance	Sales Revenue Goal	Operating Income Goal		Payout Earned

Minimum	$6,941.0 million	$(67.0 million	)	50%
Target	$7,036.0 million	$(36.0 million	)	100%
Maximum	$7,089.0 million	0.0 million		200%

If the Company’s actual performance for any goal falls between the levels listed above, the percentage payout on that goal is proportionately adjusted.

•	Based on Fiscal 2006 operating results, annual bonuses were paid out at 84% of target, assuming 100% performance against personal objectives. The actual results are summarized as follows:

			% Achievement	%
Performance Measure	2006 Goal	2006 Actual Results	Against Target	Payout

Sales Revenue	$7,036.0 million	$6,894.0 million	98%	0.0%
Operating Income	$(36.0) million	$(15.6) million	153.2%	157.0%
Personal Objectives			100.0%	100.0%
	Total Annual Incentive Award Payout			84.0%[1]

•	The actual annual incentive award payments to the NEOs are listed under the “Non-Equity Incentive Plan Compensation” column (g) of the Summary Compensation Table on page 25, and the minimum, target and maximum values for these awards for fiscal 2006 are listed under the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns (d), (e) & (f) of the Grants of Plan Based Awards Table on page 27.

Long-Term Incentive Award

The Company provides its executives a long-term equity incentive award to motivate management to achieve the Company’s long-term performance goals.2

The goals used in fiscal 2006 were:

•	Return on Invested Capital (ROIC); and

•	Operating Income (OI).

The dollar value of the long-term equity incentive award is calculated as a percentage of the executive’s base salary. For the NEOs, the intended (i.e. “target”) long-term equity incentive award is:

•	CEO — 275% of base salary

•	Executive Chairman and Executive Vice President — 150% of base salary

•	All other NEOs — 125% of base salary (depending on the executive’s level within the Company)

The long-term equity incentive award consists of:

•	restricted share units (“RSUs”)(75%); and

•	stock options (25%)

The Committee chose RSUs since they are earned only if both the ROIC and OI goals are achieved over an extended (i.e. 3-year) period of time. This ensures that the compensation interests of the executive are connected to the interests of the shareholder.

The Committee included stock options as part of the long-term award because they also align executive interests with those of shareholders by providing compensation where the value is wholly dependent on share price appreciation.

RSU awards depend upon the Company’s achievement of operating goals over a 3-year period and are only earned at the end of that period. No RSUs are awarded if the Company’s actual performance does not meet the minimum standards for either goal. Conversely, the number of RSUs may increase (up to a maximum

[1]	The actual annual incentive award payout to any single executive may be higher or lower than 84% if the executive’s performance against individual objectives was higher or lower than 100%.
[2]	The long-term equity incentive award is made under the Company’s 1998 Long-Term Incentive and Share Award Plan (the “Plan”). On April 19, 2006, the Board adopted amendments to the Plan primarily to conform to Section 162(m) of the Internal Revenue Code. These amendments were approved by the stockholders on July 13, 2006.

of 2 times an individual’s target award) when performance meets or exceeds the minimums for both goals. This is different from options, which vest at the rate of 25% per year for four years.

We have not provided the percentage and dollar values comprising the ROIC and OI measures. We believe that these targets and goals are statements of the Company’s expectations and estimates of future results and, therefore, by disclosing these strategically sensitive projections we will be informing our competitors of the Company’s strategic and operating planning processes, thereby causing our company competitive harm. Specifically, disclosing OI projections would tell competitors about our growth and operating plans for the next three years, and permit them to respond competitively before we can execute on such plans. Similarly, disclosing ROIC would tell competitors about our cost of capital and our capital development projections, which represent key cost and planning information. We believe the probability of achieving the ROIC and OI targets is less than 50%, and we therefore consider them to be “stretch” goals.

The estimated future payouts to the NEOs under the Company’s 2006 LTIP award are set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns (g), (h) & (i) of the Grants of Plan-Based Awards Table on page 27.

Grant Date Practice

The Committee’s practice has been that the grant date (for the purpose of determining RSU and stock option awards under the Plan) is that which occurs on the first business day after the applicable Committee meeting in which the award is approved. At its April 18, 2006 meeting, the Committee approved the 2006 long-term equity incentive award and designated the April 19, 2006 closing market price as that to be used in calculating the number of units comprising the award. In January 2007, the Committee approved a policy to use the first day of each new fiscal year as the grant date for any long-term equity incentive award,3 subject to the Committee’s discretion in relation to the release of material non-public information in the best interests of shareholders. The Company’s grant date practice is applied equally to the NEOs and to any other employees who receive grants of stock options or RSUs.

Perquisites and Certain Other Benefits

Perquisites and Certain Other Benefits consist of comprehensive and competitive health and welfare or retirement benefits as well as other benefits. The Company believes providing these benefits allows it to remain competitive for leadership talent. The Committee periodically reviews the levels of perquisites and other benefits provided to the NEOs. The aggregate incremental cost of such benefits incurred by the Company during fiscal 2006 is summarized in the “All Other Compensation Table” on page 26.

Health and Welfare Benefits

NEOs are provided comprehensive medical, dental, life insurance and long-term disability benefits. The medical benefits (which include prescription drug and vision coverage) as well as dental benefits are provided under an “Executive Medical Program.” This program provides 100% coverage for the NEOs and their dependents. Life insurance is provided for each executive in an amount equal to two times base salary up to a maximum of $1.0 million dollars and long-term disability protection is provided to each executive with an available benefit of up to 60% percent of base salary.

Retirement Benefits

NEOs are also provided access to standard retirement, savings and supplemental retirement plans:

(1) Retirement Plan (the “Qualified Plan”) — annual contribution amounts calculated at 4% of all annual eligible compensation up to IRS limits;

[3]	The stock price used to determine the number of award units will be the 10-day average market closing price of the Company’s common stock for the 5 days preceding and 5 days following the grant date.

(2) Supplemental Retirement and Benefit Restoration Plan (the “Supplemental Plan”) — designed to provide benefits similar to the Qualified Plan if the IRS cap did not exist;

(3) 401(k) Savings Plan — includes a match of $.50 on every $1.00 for the first six percent of base salary contributed by the executive;

(4) Supplemental Executive Retirement Plan (the “SERP”) — a retirement vehicle that assists the Committee in attracting and retaining talented leadership. The SERP is made available to a limited group of management employees selected by the Chief Executive Officer with the approval of the Committee. Benefits are intended to supplement the sources of retirement income available under the Company’s various plans in order to provide a target benefit of 60% of average annual compensation at age 65. The compensation covered by the SERP is base salary (i.e., the “Annual Salary” reflected in the Summary Compensation Table) computed as an average of such base salary over the highest compensated five (5) years of employment during the last ten (10) years of the executive’s employment. Under the SERP plan, participants are annually awarded a target benefit in an amount equal to 3% of base salary for each year of service, up to a maximum of 20 years or a 60% aggregate benefit. Benefits are not funded but are paid by the Company as they come due. A balance sheet reserve is maintained by the Company. The interest of the participant and his or her spouse under the SERP plan is only that of an unsecured creditor of the Company;

(5) Deferred Compensation Plan (the “Deferred Comp Plan”) — executives can defer up to 100% of their respective Annual Cash Incentive pay opportunity. Executives are not entitled to defer any portion of their base salaries or long-term incentive equity awards under the Deferred Comp Plan. Should the executive in any year choose to defer all or a portion of his or her Annual Cash Incentive award, the executive may elect to defer this income for either: a) a period of three (3) years; or b) until retirement. All deferred funds are maintained by the Company on the executive’s behalf in an interest-bearing account; the designated interest rate paid on such accounts is the Company’s average cost of borrowing from the Company’s primary lenders.

Ownership Commitments

In fiscal year 2005, the Company implemented stock ownership guidelines and the Company continued this program in 2006. We believe that mandating management ownership of Company stock ensures their focus on the strategy of providing long-term shareholder value. Under these guidelines, NEOs are expected to own common shares or share equivalents in the following amounts:

(1) CEO — 3 times base salary;

(2) Direct reports of the CEO — 2 times base salary; and

(3) Next reporting level — 1 times base salary.

For purposes of these guidelines, stock ownership includes shares over which the executive has direct or indirect ownership or control. This includes restricted stock or restricted stock units, but does not include unexercised stock options. Executives are expected to meet their ownership guidelines within five years of becoming subject to the guidelines. Each NEO currently meets the requirements of the stock ownership guidelines.

Compensation for Chief Executive Officer

The CEO is generally compensated in the same manner as the other executives. For the fiscal 2006 performance period, the Committee approved a performance-based annual cash incentive award to the CEO in the amount of $630,000. The Committee also approved increases in base compensation to $650,000 effective March 1, 2006 and to $750,000 on September 1, 2006. These adjustments reflected increases in responsibilities assumed by the CEO from the Executive Chairman during this period. The transition of these responsibilities was completed in fiscal 2006.

Executive Chairman of the Board

The Executive Chairman is generally compensated in the same manner as the other executives. For the fiscal 2006 performance period, the Committee approved a performance-based annual cash incentive award to the Executive Chairman in the amount of $651,000.

Income Tax Consequences

Section 162(m) of the Internal Revenue Code, enacted in 1993, subject to certain exceptions, disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company Chief Executive Officer and the four (4) other most highly compensated executives at fiscal year end. The exceptions to the $1,000,000 deduction limit include compensation paid under preexisting employment agreements and performance-based compensation meeting certain requirements. The Company’s 1994 Stock Option Plan and the 1998 Long Term Incentive and Share Award Plan are in compliance with the provisions of Section 162(m) so that amounts received upon the exercise of options should be exempt from Section 162(m) limitations.

As a matter of practice, the Human Resources & Compensation Committee — and with respect to the Company’s Executive Chairman, the Governance Committee — intend to set performance-based goals annually under the Company’s annual cash incentive award plan and long-term equity incentive award plan, and to deduct compensation paid under these plans to the extent consistent with the provisions of Section 162(m). However, if such compliance with Section 162(m) conflicts with what the Human Resources & Compensation Committee or the Governance Committee believes to be in the best interest of the Company and its stockholders, such committee may conclude that the payment of non-deductible compensation best serves those interests.

REPORT OF HUMAN RESOURCES & COMPENSATION AND GOVERNANCE COMMITTEES

The Human Resources & Compensation Committee (and, with respect to the Executive Chairman, the Governance Committee) has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management and, based on its review and discussions, the Human Resources & Compensation Committee (and, with respect to the Executive Chairman, the Governance Committee) recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Human Resources &
Compensation Committee	Governance Committee

Bobbie Gaunt, Chair	Dan Kourkoumelis, Chair
John Barline	Bobbie Gaunt
Ed Lewis	Ed Lewis
Maureen Tart-Bezer	Maureen Tart-Bezer

Human Resources & Compensation Committee Interlocks and Insider Participation

No member of the Human Resources & Compensation Committee or the Governance Committee indicated above has ever been an officer or employee of the Company or any of its subsidiaries.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers (“NEOs”) for the fiscal year ended February 24, 2007.

The NEOs were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal year ended February 24, 2007. Amounts listed under column “(g)”, “Non-Equity Incentive Plan Compensation”, represent the actual payment earned by the executive under the February 25, 2006 Non-Equity Incentive Plan Award as set forth on the Grants of Plan-Based Award on page 27. These payouts were determined by the Committee at its April 23, 2007 meeting and were paid out on May 14, 2007.

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)		(i)	(j)
								Change in
								Pension Value
								and Nonqualified
		Base		Base	Stock	Option	Non-Equity	Deferred		All Other
Name and		Salary		Salary	Awards	Awards	Incentive Plan	Compensation		Comp.	Total
Principal Position	Year	($)		Bonus	($)(1)	($)(2)	Compensation(3)	Earnings(4)		($)(5)	($)

Claus, Eric	2006	$698,077	(8)	$—	$378,125	$94,532	$630,000	$85,020		$63,220	$1,948,974
President and Chief Executive Officer
Galgano, Brenda	2006	$385,000		$—	$101,803	$25,451	$204,338	$29,026		$47,873	$793,491
Sr. Vice President and Chief Financial Officer
Haub, Christian	2006	$772,346		$—	$245,913	$61,478	$651,000	$—	(6)	$210,347	$1,941,084	(7)
Executive Chairman of the Board
Metzger, John E.	2006	$450,000		$—	$142,788	$35,695	$245,700	$78,748		$90,268	$1,043,199
Executive Vice President
Wiseman, Paul	2006	$385,000		$—	$101,803	$25,451	$204,338	$31,755		$166,698	$915,045
Sr. Vice President Store Operations
Richards, Allan	2006	$385,000		$—	$101,803	$25,451	$191,104	$23,275		$47,642	$774,275
Sr. Vice President H.R., Labor Relations and Legal Services

(1)	The amounts in column (e) are not actual payments to the executive but, rather, reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 24, 2007, in accordance with FAS 123(R) of awards of restricted share units pursuant to the Company’s Long-Term Incentive Plan. There can be no assurance that the amounts reflected in such calculations will be achieved. Assumptions used in the calculation of these amounts are included in footnote 14 to the Company’s audited financial statement for the fiscal year ended February 24, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around April 30, 2007.

(2)	The amounts in column (f) are not actual payments to the executive but, rather, reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 24, 2007, in accordance with FAS 123(R) of awards of options pursuant to the Company’s Long-Term Incentive Plan. All options granted to the NEOs in 2006 have an exercise price equal to the closing sales price of the Common Stock on the date of grant, become exercisable in annual cumulative installments of 25% of the number of options granted over a 4-year period and have a 10 year term. Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the Common Stock, overall market conditions and the continued employment of the NEO. There can be no assurance that the amounts reflected in such calculations will be achieved. Assumptions used in the calculation of this amount are included in Footnote 14 to the Company’s audited financial statements for the fiscal year ended February 24, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around April 30, 2007.

(3)	The amounts in column (g) reflect the cash awards to the named executive officers under the Company’s annual cash incentive award plan, which is discussed in further detail on page 19 under the heading “Annual Cash Incentive Awards”. The amounts disclose the actual awards earned for 2006 performance which were paid in May of 2007 and do not necessarily reflect the amounts shown in the “Grants of Plan-Based Awards Table” below. The amounts shown for Ms. Galgano, Mr. Wiseman and Mr. Richards reflect their respective performances against individual objectives (150% for each of Ms. Galgano and Mr. Wiseman, and 125% for Mr. Richards).

(4)	The amounts in column (h) reflect the actuarial increase in the present value of the named executive officers’ benefits under the SERP established by the Company. The value of the increase is determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the NEO may not currently be entitled to receive because such amounts are not vested.

(5)	Detailed in the All Other Compensation Table on page 26.

(6)	Mr. Haub does not participate in the Company’s SERP program.

(7)	This amount does not reflect compensation received by Mr. Haub in connection with his service on the Board of Directors for the Company’s Canadian affiliate, Metro, Inc. The amounts received by Mr. Haub for such service are set forth in the narrative discussion of “Director Compensation” appearing on page 15 of this proxy statement.

(8)	This amount is the actual Base Salary earned by Mr. Claus during fiscal 2006 and reflects all adjustments to Mr. Claus’ Base Salary made in fiscal 2006, as discussed in the section entitled “Compensation for Chief Executive Officer” appearing on page 22.

ALL OTHER COMPENSATION

	Other Annual Compensation							All Other Compensation
		Supp.			MERP						Total
	4%	Retirement	401K	Life	(Executive			Interest on	Relocation		Other
	Retirement	Restoration	Company	Insurance	Medical	Auto		Deferred	or Living		Annual
Name	Plan	Plan	Match	Premiums	Plan)	Program		Compensation	Expense	Other(2)	Compensation

Claus, Eric	$8,800	$17,585	$6,600	$1,520	$12,575	$16,140		$—	$—	$—	$63,220
Galgano, Brenda	$8,800	$6,369	$6,600	$416	$12,575	$13,113		$—	$—	$—	$47,873
Haub, Christian	$8,800	$21,917	$6,600	$700	$12,575	$116,725	(1)	$42,780	$—	$250	$210,347
Metzger, John	$8,800	$8,815	$6,600	$1,746	$12,575	$16,838		$16,415	$—	$18,479	$90,268
Wiseman, Paul	$8,800	$6,369	$6,600	$847	$12,575	$13,243		$—	$116,039	$2,225	$166,698
Richards, Allan	$8,800	$6,369	$6,600	$539	$12,575	$12,759		$—	$—	$—	$47,642

(1)	This amount includes the cost of Mr. Haub’s drivers’ salaries.

(2)	The amounts in this column reflect health examination costs in connection with the executive’s participation in the Executive Medical Program. In the case of Mr. Metzger, this amount also includes $16,104 in hotel expenses for those evenings where Mr. Metzger elected to stay at hotels proximate to the Company’s corporate headquarters rather than commute to his primary residence.

AWARD TABLES

The following three tables set forth information regarding awards granted by the Company to the Named Executive Officers during the last fiscal year and the status of existing awards. The Grants of Plan-Based Awards table provides additional information about the plan-based compensation disclosed in the Summary Compensation Table on page 25.

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(2)	(i)	(j)(3)	(k)(4)	(l)(5)
									All other
	Date of								Option Awards:		Grant Date
	Comm.								Number of	Exercise or	Fair Value
	Approval (if								Securities	Base Price	of Stock and
	Different								Underlying	of Options	Option
	From Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Options	Awards ($	Awards
Name	Date)	Date	($)	($)	($)	($)	(#)	(#)	(#)	per Share)	($)
Claus, Eric		2/26/2006	375,000	750,000	1,500,000
	4/18/06	4/19/2006				0	48,381	96,762			1,340,638
	4/18/06	4/19/2006							25,911	27.71	446,879
Galgano, Brenda		2/26/2006	105,875	211,750	423,500
	4/18/06	4/19/2006				0	13,026	26,052			360,950
	4/18/06	4/19/2006							6,976	27.71	120,313
Haub, Christian		2/26/2006	387,500	775,000	1,550,000
	4/18/06	4/19/2006				0	31,464	62,928			871,867
	4/18/06	4/19/2006							16,851	27.71	290,624
Metzger, John		2/26/2006	146,250	292,500	585,000
	4/18/06	4/19/2006				0	18,270	36,540			506,262
	4/18/06	4/19/2006							9,784	27.71	168,742
Wiseman, Paul		2/26/2006	105,875	211,750	423,500
	4/18/06	4/19/2006				0	13,026	26,052			360,950
	4/18/06	4/19/2006							6,976	27.71	120,313
Richards, Allan		2/26/2006	105,875	211,750	423,500
	4/18/06	4/19/2006				0	13,026	26,052			360,950
	4/18/06	4/19/2006							6,976	27.71	120,313

(1)	The amounts shown in column (d) reflect the minimum payment level under the Company’s Annual Incentive Plan, which is 50% of the target amount shown in column (e). The amount shown in column (f) is 200% of such target amount. These amounts are based upon the named executive officer’s current salary and position. The actual payment earned for the grant made on February 26, 2006 is disclosed under column (g) of the Summary Compensation Table on page 25.

(2)	The amounts shown in column (h) reflect the target award for the NEO under the Company’s long-term equity incentive plan. There is no minimum or threshold payment under this Plan. For a detailed discussion of this plan, please refer to section heading “Long-Term Incentive Award” on page 20. The amounts shown in column (h) reflect the number of RSUs awarded to the executive under the Company’s long-term equity incentive award plan, and represents 75% of the total award.

(3)	The amounts shown in column (j) reflect the number of stock options granted to the named executive officer under the Company’s Long-Term Incentive Plan, and represents 25% of the total award. All options vest at a rate of 25% per year over the first four years of the ten-year option term.

(4)	Represents the fair market value of the Company’s Common Stock on the date of grant, based upon the closing market price of the Company’s Common Stock on such date as reported in the Wall Street Journal.

(5)	The amounts in this column are not actual payments to the executive but, rather, reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 24, 2007, in accordance with FAS 123(R) of awards of all equity awards pursuant to the Company’s Long-Term Incentive Plan. There can be no assurance that the amounts reflected in such calculations will be achieved. See Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 24, 2007 for an explanation of the assumptions made by the Company in the valuation of these equity awards.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

The Company has entered into employment agreements with the following Named Executive Officers: Mr. Claus, Ms. Galgano, Mr. Wiseman and Mr. Richards. The Company also had an employment agreement with Mr. Metzger, whose employment terminated effective as of March 27, 2007. The Company does not have an employment agreement with Mr. Haub.

The following is a summary of the principal provisions of the employment agreements with Mr. Claus, Ms. Galgano, Mr. Wiseman and Mr. Richards.

Term: The employment agreements with Ms. Galgano, Mr. Wiseman and Mr. Richards provide for automatic extensions of the employment period each month for successive 18-month periods unless either the Named Executive Officer or the Company gives written notice in advance not to extend. The employment agreement with Mr. Claus provides for the employment period to expire on August 14, 2008 but is subject to automatic extensions each year for an additional 12-month period unless either Mr. Claus or the Company gives written notice at least 6 months in advance not to extend. In addition, in the case of Mr. Claus, a non-extension of the employment period by the Company is treated in the same manner as a termination of employment by the Company during the employment period (and would, therefore, give rise to the applicable benefits described below depending on whether the non-extension was for Cause, Performance or Permanent and Total Disability or for none of these reasons).

Salary: The employment agreements provide for an annual base salary, to be reviewed by the Compensation Committee periodically (at intervals of not more than 12 months). The current annual base salary rates are: Mr. Claus — $750,000 , Ms. Galgano — $415,000, Mr. Wiseman — $415,000, Mr. Richards — $415,000.

Annual Cash Incentive Award: The employment agreements provide that the NEO will be eligible to receive annually or otherwise any bonus awards which the Company or authorized committee of the Board determines to award. In the case of Mr. Claus, the target annual incentive compensation opportunity may not be less than 100% of his base salary and the maximum annual incentive compensation opportunity may not be less than 200% of his base salary.

Benefit Programs: The employment agreements provide that the Named Executive Officer will receive such benefits and awards, including without limitation stock options and restricted share awards, as the Compensation Committee shall determine and will be eligible to participate in all employee benefit plans and programs of the Company from time to time in effect for the benefit of senior executives of the Company. The employment agreement with Mr. Claus specifically provides for his continued participation in the Company’s SERP and for his service with The Great Atlantic & Pacific Tea Company of Canada Limited to count for purposes of the SERP.

Termination of Employment Due to Permanent and Total Disability: If the NEO incurs a Permanent and Total Disability (as defined in the employment agreement), the Company may terminate the NEO’s employment by giving at least 45 days’ written notice. If the NEO’s employment is terminated by reason of Permanent and Total Disability, he or she will be entitled to:

•	base salary and other compensation and benefits to the extent actually earned through the date of termination; and

•	any reimbursement amounts owed.

A Permanent and Total Disability would exist if the NEO is unable to substantially carry out his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Termination of Employment By Death: If the NEO dies during the employment period, his or her estate or beneficiaries will be entitled to:

•	base salary and other compensation and benefits to the extent actually earned through the date of death;

•	any reimbursement amounts owed; and

•	any death benefits owed under the Company’s employee benefit plans.

Termination of Employment for Cause: The Company may terminate the NEO’s employment for Cause. In the case of Ms. Galgano, Mr. Wiseman and Mr. Richards (but not Mr. Claus), such a termination for Cause requires that the Company give at least 45 days’ written notice. Cause is defined to mean (i) the NEO willfully, substantially and continually fails to perform his or her duties, (ii) the NEO willfully fails to comply with reasonable instructions of certain designated persons, (iii) the NEO willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company, (iv) the NEO willfully engages in an act or acts of dishonesty resulting in material personal gain to the NEO at the expense of the Company, (v) the NEO is convicted of a felony, (vi) the NEO engages in an act or acts of gross malfeasance in connection with his or her employment, (vii) the NEO commits a material breach of the confidentiality provision of the employment agreement or (viii) the NEO exhibits demonstrable evidence of alcohol or drug abuse having a substantial adverse effect on his or her job performance. If the Company terminates the NEO’s employment for Cause, he or she will be entitled to:

•	base salary and any other compensation and benefits to the extent actually earned through the date of termination;

•	any reimbursement amounts owed; and

•	in the case of Mr. Claus, outstanding stock options held on the date of termination, to the extent then exercisable, shall remain exercisable for a period of 30 days following such termination (but in no event beyond the expiration date of the applicable option).

Termination by NEO Without Good Reason: The NEO may terminate his or her employment without Good Reason (as defined below) by giving the Company at least 45 days’ written notice. If the NEO terminates his or her employment without Good Reason, he or she will be entitled to:

•	base salary and any other compensation and benefits to the extent actually earned through the date of termination; and

•	any reimbursement amounts owed.

Termination by Company Without Cause: The Company may terminate the NEO’s employment other than for Cause, Permanent and Total Disability or, in the case of Mr. Claus, Performance, by giving at least 45 days’ written notice. The benefits payable upon a termination of employment without Cause depend upon whether the termination occurs in connection with a Change of Control as described below.

Termination by NEO for Good Reason: The NEO may terminate his or her employment for Good Reason by giving the Company at least 45 days’ written notice, provided he or she gives such notice within 3 months of the occurrence of the event constituting Good Reason. Good Reason is defined as:

•	a significant reduction in the scope of authority, functions, duties or responsibilities of the NEO;

•	any reduction in base salary; or

•	a significant reduction in employee benefits other than in connection with an across-the-board reduction similarly affecting substantially all senior executives of the Company.

In the case of Ms. Galgano, Good Reason also includes: (i) being required to report directly to someone other than the CEO or (ii) relocation of her office more than 50 miles away from her current office location. In the case of Mr. Richards, Good Reason also includes being required to report directly to someone other than the President or Chief Executive Officer. The benefits payable upon a termination of employment for Good Reason depend upon whether the termination occurs in connection with a Change of Control as described below.

Benefits upon Termination without Cause or for Good Reason (No Change of Control): If the Company terminates the NEO’s employment other than for Cause, Permanent and Total Disability or, in the case of Mr. Claus, Performance, or the NEO terminates employment for Good Reason, and the termination of employment does not occur within 13 months of a Change of Control [as defined in the employment agreements], he or she will be entitled to:

•	base salary and any other compensation and benefits to the extent actually earned through the date of termination;

•	any reimbursement amounts owed;

•	18 months (24 months in the case of Mr. Claus) of pay, in monthly payments each equal to 1/12 of the sum of base salary and the average of the three highest bonuses in the five calendar years preceding the termination;

•	pro rata bonus for the year in which the termination occurred;

•	18 months (24 months in the case of Mr. Claus) of medical, dental, vision, life insurance and, if reasonably commercially available, Long-Term Disability coverage; and

•	in the case of Mr. Claus, any outstanding stock options held as of the date of termination, to the extent then exercisable, shall remain exercisable for a period of twelve months following such termination of employment (but in no event beyond the expiration date of the applicable option).

Mr. Wiseman’s and Mr. Richards’ entitlement to the foregoing benefits is conditioned on his execution of a confidential separation and release agreement. [A Change of Control is deemed to occur if (i) any persons or group (other than the Company, any subsidiary of the Company and Tengelmann Warenhandelsgesellschaft KG or its successor (“Tengelmann”)) shall beneficially own, directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board and such voting power exceeds the then current voting power of Tengelmann, (ii) control of Tengelmann is acquired by any person or persons other than family members or entities controlled by family members of Erivan Haub, (iii) current directors (and successors whose nomination or election was approved by 2/3 rds of the current directors or such successors) cease to constitute a majority of the members of the Board, (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or a merger or consolidation of the Company (other than a merger or consolidation in which the holders of Company common stock immediately prior to the merger or consolidation have directly or indirectly at least a majority of the common stock of the continuing or surviving corporation immediately after the merger or consolidation, or the Board immediately prior to the merger or consolidation would immediately after the merger or consolidation constitute a majority of the board of the continuing or surviving corporation, or (v) the shareholders of the Company approve an agreement or agreements providing for the sale or other disposition of all or substantially all of the Company’s assets.]

Benefits upon Termination without Cause or for Good Reason (Change of Control): If the Company terminates the NEO’s employment other than for Cause, Permanent Disability or, in the case of Mr. Claus, Performance, or the NEO terminates employment for Good Reason, and the termination of employment occurs within 13 months of a Change of Control, he or she will be entitled to:

•	base salary and any other compensation and benefits to the extent actually earned through the date of termination;

•	any reimbursement amounts owed;

•	payment equal to three times the sum of annual base salary and the average of the three highest bonuses in the five calendar years preceding termination paid in a lump sum within 45 days of the termination;

•	pro-rata bonus for the year of termination of employment;

•	36 months of medical, dental, vision, life insurance, and, if reasonably commercially available, Long-Term Disability coverage; and

•	in the case of Mr. Claus, any outstanding stock options held on the date of termination, to the extent then exercisable, shall remain exercisable for a period of twelve months following such termination of employment (but in no event beyond the expiration date of the applicable option).

Mr. Wiseman’s and Mr. Richards’ entitlement to the foregoing benefits is conditioned on his execution of a confidential separation and release agreement.

Termination for Performance (Mr. Claus only): The employment agreement with Mr. Claus (but not the employment agreement with Ms. Galgano, Mr. Wiseman or Mr. Richards) provides that the Company may, upon written notice to Mr. Claus, terminate Mr. Claus’s employment for failure to meet satisfactory performance. If the Company terminates Mr. Claus’s employment for performance, he will be entitled to:

•	base salary and any other compensation and benefits to the extent actually earned through the date of termination;

•	any reimbursement amounts owed;

•	12 months of severance pay (each monthly payment equals 1/12 of annual base salary);

•	12 months of continued coverage by the medical plans of the Company; and

•	outstanding stock options held on the date of termination, to the extent then exercisable, shall remain exercisable for a period of three months following such termination of employment (but in no event beyond the expiration date of the applicable option).

Excise Tax Gross-Up: The employment agreements provide that, if any payment or benefit to the NEO under the employment agreement or otherwise would be subject to the excise tax on excess parachute payments or interest or penalties with respect thereto, the Company will pay the NEO a gross-up amount designed to put him or her in the same after-tax position as if such excise tax, interest and penalties had not been imposed.

Non-competition: The employment agreements include non-competition restrictions in effect during employment and for a period of time following termination of employment. These non-competition restrictions are in effect for 18 months following termination of employment, except that in the case of Mr. Claus, the period that the non-competition restrictions are in effect following termination of employment will be (i) 12 months if he is terminated by the Company for Performance, (ii) 24 months if he is terminated by the Company other than for Cause, Permanent and Total Disability or Performance or terminates his employment for Good Reason and the termination is not within 13 months following a Change of Control, and (iii) 36 months if he is terminated by the Company other than for Cause, Permanent and Total Disability or Performance or terminates his employment for Good Reason and the termination is within 13 months following a Change of control. The non-competition restrictions are defined in terms of (i) geography (applying to geographical areas of the U.S. or Canada in which the Company conducts business directly or indirectly) and (ii) the type of business (applying to businesses similar to the types of businesses conducted by the Company to any significant extent during the NEO’s period of employment or on the date of termination of employment).

Confidentiality: The NEOs are prohibited from disclosing, directly or indirectly, confidential information relating to the Company except as necessary and appropriate in connection with his or her employment.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying			Units of	Units of
		Unexercised	Unexercised			Stock Held	Stock Held
		Options	Options	Option	Option	that Have	that Have
		(#)	(#)	Exercise	Expiration	Not Vested	not Vested
Name	Grant Date	Exercisable	Unexercisable	Price	Date	(#)	($)

Claus, Eric	09/06/2005					189,618	$5,891,431
	04/19/2006					48,381	$1,503,198
	04/19/2006		25,911	$27.71	04/19/2016
Galgano, Brenda	03/19/2002	11,378		$22.05	03/19/2012
	03/17/2003		1,897	$3.63	03/17/2013
	03/17/2003		2,845	$3.63	03/17/2013
	03/09/2004		6,322	$6.32	03/09/2014
	03/03/2005					63,206	$1,963,810
	10/28/2005					25,283	$785,543
	04/19/2006					13,026	$404,718
	04/19/2006		6,976	$27.71	04/19/2016
Haub, Christian	03/18/1997	126,412		$21.95	03/18/2007
	03/24/1998	63,206		$23.92	03/24/2008
	02/26/1999	94,809		$24.96	02/26/2009
	03/20/2000	104,290		$14.18	03/20/2010
	03/20/2001	189,618		$7.16	03/20/2011
	03/03/2005					221,221	$6,873,336
	04/19/2006					31,464	$977,586
	04/19/2006		16,851	$27.71	04/19/2016
Metzger, John E.	10/18/1999	11,378		$23.73	10/18/2009
	02/11/2002	11,974		$19.50	02/11/2012
	02/11/2002	13,309		$19.50	02/11/2012
	03/17/2003	15,802		$3.63	03/17/2013
	03/17/2003	10,534		$3.63	03/17/2013
	03/17/2003		5,268	$3.63	03/17/2013
	03/17/2003	23,703		$3.63	03/17/2013
	03/17/2003		7,901	$3.63	03/17/2013
	03/03/2005					88,489	$2,749,353
	04/19/2006					18,270	$567,649
	04/19/2006		9,784	$27.71	04/19/2016
Wiseman, Paul	09/12/2005					88,489	$2,749,353
	04/19/2006					13,026	$404,718
	04/19/2006		6,976	$27.71	04/19/2016
Richards, Allan	03/01/2004		9,481	$6.28	03/01/2014
	03/03/2005					88,489	$2,749,353
	04/19/2006					13,026	$404,718
	04/19/2006		6,976	$27.71	04/19/2016

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	Upon Exercise	on Exercise	Upon Exercise
	or Vesting	or Vesting	or Vesting	or Vesting
Name	(#)	($)(1)	(#)	($)(1)

Claus, Eric	0	$0.00	0	$0.00
Galgano, Brenda(2)	15,486	$20,747.00	0	$0.00
Haub, Christian	0	$0.00	0	$0.00
Metzger, John E.	36,662	$589,790.87	0	$0.00
Wiseman, Paul	0	$0.00	0	$0.00
Richards, Allan	4,741	$84,307.57	0	$0.00

(1)	Figures based on the difference between the closing price of Company common stock on date of exercise and the exercise price of options as of date of grant, multiplied by number of options exercised.

(2)	Ms. Galgano purchased and held her shares of stock.

PENSION BENEFITS

			Present Value of
		Number of Years of	Accumulated	Payments During
		Credited Service	Benefit	Last Fiscal Year
Name(1)	Plan Name	(#)(2)	($)(3)	($)

Claus, Eric	SERP	4.25	$291,908.96	$—
Galgano, Brenda	SERP	7.33	$97,842.37	$—
Metzger, John E.	SERP	7.33	$347,765.74	$—
Wiseman, Paul	SERP	2.92	$75,618.13	$—
Richards, Allan	SERP	2.92	$69,313.05	$—

(1)	Mr. Haub does not participate in this plan.

(2)	The Number of Years of credited service is represented in the table as of 2/24/07.

(3)	The Present Value of Accumulated Benefits reflects benefits payable at normal retirement age based on the same assumptions used for Pension Disclosure in the footnotes to the Annual Report, including a discount rate of 5.75%.

NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Aggregate Interest	Aggregate	Aggregate
	Contributions in	Earnings in	Withdrawals/	Balance
	Last FY	Last FY	Distributions	at Last FYE
Name	($)	($)	($)(1)(2)	($)

Claus, Eric	$—	$—	$—	$—
Haub, Christian	$—	$42,780	$313,609	$—
Galgano, Brenda	$—	$—	$—	$—
Metzger, John E.	$—	$16,415	$119,243	$—
Wiseman, Paul	$—	$—	$—	$—
Richards, Allan	$—	$—	$—	$—

(1)	These distributions are based on an election made for the fiscal 2003 Bonus Plan Year. Original deferred amount for Mr. Haub was $248,160 and for Mr. Metzger was $94,245.

(2)	Distribution was made to both executives in the full amount in January of 2007.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows the amounts that would be payable to the Company’s Named Executive Officers, assuming a termination of employment occurred on February 24, 2007 qualifying the NEO to receive termination benefits (except that the figures with respect to Mr. Metzger represent the benefits actually payable upon his termination of employment):

			Continuation	Accelerated	Accelerated
	Cash		of Medical/	Vesting	Vesting of	Excise
	Severance	Pro-Rata	Welfare	of Stock	Restricted	Tax
Name	Payments(1)	Bonus	Benefits	Options	Stock Units	Gross-Up	Total

Claus, Eric
Involuntary or Good Reason Termination — No Change in Control	$2,454,782	$750,000	$25,150	$—	$—	$—	$3,229,932
Involuntary or Good Reason Termination — Change in Control	$3,682,172	$750,000	$37,775	$87,061	$7,394,629	$2,651,325	$14,602,962
Termination for Performance	$750,000	$—	$12,575	$—	$—	$—	$762,575
Galgano, Brenda
Involuntary or Good Reason Termination — No Change in Control	$893,705	$211,750	$18,863	$—	$—	$—	$1,124,318
Involuntary or Good Reason Termination — Change in Control	$1,787,410	$211,750	$37,775	$310,030	$3,154,071	$1,276,628	$6,777,664
Haub, Christian
Involuntary Termination — No Change in Control	$—	$—	$—	$—	$—	$—	$—
Involuntary Termination — Change in Control	$—	$—	$—	$56,619	$7,850,923	—	$7,907,542
Metzger, John
Actual Termination of Employment(2)	$1,139,958	$245,700	$18,863	$—	$—	$—	$1,404,521
Wiseman, Paul
Involuntary or Good Reason Termination — No Change in Control	$872,994	$211,750	$18,863	$—	$—	$—	$1,103,607
Involuntary or Good Reason Termination — Change in Control	$1,745,988	$211,750	$37,775	$23,439	$3,154,071	$1,172,701	$6,345,724
Richards, Allan
Involuntary or Good Reason Termination — No Change in Control	$945,154	$211,750	$18,863	$—	$—	$—	$1,175,767
Involuntary or Good Reason Termination — Change in Control	$1,890,308	$211,750	$37,775	$258,473	$3,154,071	$1,247,015	$6,799,392

(1)	Payments include bonus based on the average bonus of the highest three in the last five years.

(2)	Mr. Metzger was terminated at the end of the fiscal year and is currently collecting severance; the figures represent his actual termination benefits.

The table above does not include payments and benefits to the extent they are provided on a nondiscriminatory basis to salaried employees generally upon termination of employment such as disability benefits, life insurance payable upon death during employment, 401(k) plan vested benefits, and accrued vacation pay. The table also does not include pension benefits that become payable upon termination of employment, which are set forth in the Pension Plan Table.

The benefits payable under the employment agreements entered into with Mr. Claus, Ms. Galgano, Mr. Wiseman and Mr. Richards upon termination of employment under specific circumstances are described on pages 27 to 31 under the heading “Employment Agreements”. Mr. Haub does not have an employment agreement with the Company and, therefore, his entitlement, if any, to severance compensation in the event of his termination of employment is subject to the discretion of the Governance Committee.

Mr. Metzger’s employment was terminated on February 9, 2007, which termination became effective on March 27, 2007. Mr. Metzger is being paid in accordance with the terms and conditions of his employment agreement. Specifically, Mr. Metzger is entitled to receive the following payments and benefits: 18 months of severance pay, with each monthly payment equal to 1/12 of the sum of base salary and the average of the three highest bonuses in the five calendar years preceding the termination, 100% of earned bonus under the Company’s MIP for fiscal year 2006, and 18 months of medical, dental, vision, life insurance and long-term disability insurance. In addition, Mr. Metzger purchased his company-owned car at a price of $32,000, which was $18,000 less than fair market value. Mr. Metzger’s outstanding restricted stock units were forfeited upon his termination of employment. The figures in the table above with respect to Mr. Metzger represent the benefits actually payable to Mr. Metzger upon termination of employment.

The terms of outstanding stock options provide as follows: (i) the option will become fully exercisable upon a Change of Control (as defined in the Company’s 1998 Long Term Incentive and Share Award Plan), (ii) in the event of the optionee’s death while employed by the Company or its parent or subsidiary, the option will become fully exercisable until the first anniversary of the optionee’s death, (iii) in the event of the optionee’s death after termination of employment but while the option is still exercisable, the option will remain exercisable until the first anniversary of the optionee’s death but only to the extent the option had become exercisable during employment, (iv) in the event the optionee becomes disabled (as defined in the option agreement), the option will remain exercisable until the first anniversary of the optionee’s becoming disabled but only to the extent the option had become exercisable during employment, (v) in the event of the optionee’s retirement under a tax-qualified pension or retirement plan of the Company or its parent or subsidiary, the option will become fully exercisable for the remainder of its term, (vi) in the event the optionee’s employment is terminated without cause (as defined in the option agreement) by the Company or its parent or subsidiary or with the written consent of the Company or its parent or subsidiary, the option will remain exercisable until the first anniversary of termination of employment but only to the extent the option had become exercisable during employment, (vii) in the event the optionee’s employment is terminated for cause (as defined in the option agreement) by the Company or its parent or subsidiary, the option will terminate immediately upon termination of employment, and (viii) in the event of the termination of employment for any reason not described above, the option will remain exercisable for three months following termination of employment but only to the extent the option had become exercisable during employment; provided, however, that in no event may an option be exercised after the expiration of its ten-year term. The terms of outstanding options also provide that, in the event the optionee attains age 64 while employed by the Company or its parent or subsidiary, the option becomes fully exercisable for the remaining term of the option on the later of the optionee’s attainment of age 64 or the date which is 6 months after the grant date. In the event of a Change of Control (as defined in the Company’s 1998 Long Term Incentive and Share Award Plan), all outstanding restricted stock units become fully vested. The terms of outstanding restricted stock units provide that such units will be forfeited immediately upon a termination of employment for any reason.

The table above shows the value of the accelerated exercisability of stock options and the value of the accelerated vesting of restricted stock units if an event giving rise to accelerated vesting occurs as of February 24, 2007.

In the event of a termination by the Company for cause, a termination by the named executive officer without Good Reason, death, disability or retirement, the named executive officer will not be entitled to any compensation or benefits other than compensation and benefits generally available to all salaried employees on a nondiscriminatory basis and pension benefits under SERP.

AUDIT & FINANCE COMMITTEE

Report of the Audit & Finance Committee

The Audit & Finance Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix B, to this Proxy Statement. The Audit & Finance Committee retains the Company’s independent auditors.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to express an opinion as to the conformity of such financial statements with generally accepted accounting principles. The Audit & Finance Committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

In performance of its oversight function, the Audit & Finance Committee has reviewed and discussed the Company’s audited financial statements for Fiscal 2006 and the performance and fees of PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, with management. The Audit & Finance Committee has also met and discussed with PwC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, relating to the conduct of the audit. The Audit & Finance Committee has received the written disclosures and the letter from PwC required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit & Finance Committee), as may be modified or supplemented, and has discussed with PwC, its independence. Lastly, the Audit & Finance Committee has met with the internal auditors to assure that PwC, management and the internal auditors were carrying out their respective responsibilities. Both PwC and the internal auditors have full access to the Audit & Finance Committee, including regular meetings without management present. Based on the review of the audited financial statements and the discussions and review with the independent registered public accounting firm mentioned above, the Audit & Finance Committee recommended to the Board that the audited financial statements for Fiscal 2006 be included in the Company’s Annual Report on Form 10-K for Fiscal 2006.

Audit & Finance Committee

Maureen Tart-Bezer, Chair
Bobbie Gaunt
Dan Kourkoumelis
Edward Lewis

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the Audit & Finance Committee’s recommendation reappoints PwC, independent registered public accounting firm, as the Company’s independent registered public accounting firm for Fiscal 2006. One or more representative(s) of PwC will be present at the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to questions.

Fees and Services

The following table presents aggregate fees billed to the Company by PwC for professional services rendered for Fiscal 2006 and Fiscal 2005.

	2006	2005

Audit Fees(1)	$2,487,000	$2,335,000
Audit-Related Fees(2)	938,000	390,591
Tax Fees(3)	304,300	807,165
Other(4)	—	62,000

PwC Total Fees	$3,729,300	$3,594,756

(1)	Audit Fees represent fees for professional services provided in connection with the audit of the Company’s consolidated annual financial statements and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” In Fiscal 2006 and 2005, this category consisted of fees associated with the audit of employee benefit plans, the sale of the Canadian operations and services relating to the future acquisition of Pathmark.

(3)	Tax Fees consist of fees billed for professional services rendered for tax consulting services. In Fiscal 2006 and 2005, this category consisted primarily of fees associated with the sale of the Canadian operations.

(4)	Other Fees consist of fees for products and services other than those reported above. In Fiscal 2005, Other Fees consisted primarily of services relating to certain real estate transactions

Pre-Approval Process and Policy

Our Audit & Finance Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our Audit & Finance Committee pre-approved all such audit and non-audit services provided by the independent auditors in Fiscal 2006 and 2005. These services have included audit services, audit-related services, tax services and other services.

Relationship with Independent Registered Public Accounting Firm

As part of its duties, the Audit & Finance Committee also considered and determined that the provision of services, other than audit services, during Fiscal 2006 and 2005 by PwC is compatible with maintaining the independence of PwC.

STOCKHOLDER PROPOSALS

The Company will consider including a stockholder’s proposal in the proxy statement and form of proxy for the Annual Meeting of Stockholders for Fiscal 2007 if it receives such proposal at the principal office of the Company no later than January 26, 2008. In order for a proposal submitted outside of Rule 14a-8 of the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by April 11, 2008.

OTHER MATTERS

No business other than that set forth in the attached Notice of Annual Meeting is expected to come before the Annual Meeting. However, should any other matters requiring a vote of stockholders arise, including the question of adjourning the Annual Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the above-named nominees for the office of director shall withdraw or otherwise become unavailable, the persons named as proxies may vote for other persons in their place in the best interest of the Company.

By Order of the Board of Directors

ALLAN RICHARDS
Senior Vice President, Human Resources,
Labor Relations, Legal Services & Secretary

Dated: May 25, 2007

APPENDIX A

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

BOARD OF DIRECTORS

STANDARDS OF INDEPENDENCE

As required by the Rules of the New York Stock Exchange (the “NYSE”), the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the “Company” or “A&P”) shall assess the independence of each director, and affirmatively determine whether such director has a direct or indirect material relationship with the Company (other than in his/her capacity as a director). The Board of Directors shall make and publicly disclose its independence determination for each director when the director is first elected to the Board of Directors and annually thereafter in the Company’s Proxy Statement for all nominees for election as directors at the annual stockholder meeting.

The Board of Directors has established the following guidelines to assist it in making independence determinations. When making such determinations, the Board of Directors shall, in addition to applying the standards below, broadly consider all relevant facts and circumstances. When assessing the materiality of a director’s relationship with the Company, the Board of Directors shall consider the issue from the standpoint of both the director and the persons or organizations with which the director has an affiliation.

Standards

A. Business Relationships.  In accordance with Section 303A.02 of the NYSE’s Listed Company Manual:

(i) A director who is an employee, or whose immediate family member is an executive officer, of A&P is not “independent” until three (3) years after the end of such employment relationship;

(ii) A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from A&P, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three (3) years after he/she ceases to receive more than $100,000 per year in such compensation;

(iii) A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, the present or former internal or external auditor of A&P is not “independent” until three (3) years after the end of the affiliation or the employment or auditing relationship;

(iv) A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of A&P’s present executives serve on that company’s compensation committee is not “independent” until three (3) years after the end of such service or the employment relationship; and

(v) A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, A&P for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three (3) years after falling below such threshold.

B. Charitable Relationships.  A director is not “independent” if, at the time of the independence determination, (i) the director serves as an officer, director or trustee of a charitable organization, and (ii) A&P’s discretionary charitable contributions to such organization, in any of the past three (3) fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such organization’s consolidated gross revenues.

A-1

C.	Majority Stockholder Relationships.

(vi) A director who is an employee or a director, or whose immediate family member is an executive officer, of an entity that holds fifty percent (50%) or more of the common stock of A&P, on a fully-diluted basis (a “Majority Stockholder”), is not “independent” until three (3) years after the end of such employment relationship.

(vii) A director who provides, or whose immediate family member provides, banking, consulting, legal, accounting or similar services to a Majority Stockholder, is not “independent” until three (3) years after the director, or the director’s immediate family member, ceases to provide such services.

D. Other Relationships.  In addition to the standards set forth above, the Board of Directors shall consider all other relationships between each director and A&P; provided, however, that a relationship will not be deemed a “material relationship” if such relationship is at arm’s length, does not conflict with the interests of A&P and does not impair the director’s independence or judgment. Specifically, the Board of Directors shall consider the following:

(viii) Any relationship pursuant to which the director, or an immediate family member, provides banking, consulting, legal, accounting or similar services to A&P;

(ix) Any relationship whereby the director is a partner or stockholder with an ownership interest of 5% or more of an organization that provides banking, consulting, legal, accounting or similar services to or otherwise has a significant relationship with A&P; and

(x) Any relationship whereby the director is an executive officer or employee, or an immediate family member is an executive officer, of another company that (y) does business with A&P and the sales by that company to A&P or purchases by that company from A&P, in any fiscal year during the last three (3) fiscal years, are more than the greater of $1 million or one percent (1%) of the consolidated gross revenues of that company, or (z) is indebted to A&P, or to which A&P is indebted, and the total amount of either company’s indebtedness to the other at the end of any of the last three (3) fiscal years is more than the greater of $1 million or one percent (1%) of the consolidated gross revenues of that company.

E. Definitions.  As used in these Standards of Independence, the terms “Company” and “A&P” will be deemed to include The Great Atlantic & Pacific Tea Company, Inc. and any subsidiaries of A&P and the term “immediate family member” of a director will mean his/her spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such director’s home.

A-2

APPENDIX B

AUDIT & FINANCE COMMITTEE CHARTER

I. ORGANIZATION

There shall be a Committee of the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) to be known as the Audit & Finance Committee. The Audit & Finance Committee shall be composed of three or more directors who, as determined and disclosed by the Board of Directors, (i) meet the independence requirements of the New York Stock Exchange (the “NYSE”) and the Securities Exchange Act of 1934, as amended (the “1934 Act”), as well as the rules and regulations thereunder, and (ii) have sufficient financial literacy to enable him/her to discharge the responsibilities of a Committee member. Additionally, at least one member of the Audit & Finance Committee shall be an “Audit Committee Financial Expert,” as defined by the Securities and Exchange Commission (“SEC”). No member of the Audit & Finance Committee shall simultaneously serve on the audit committee of more than two (2) other public companies. The Audit & Finance Committee shall comply with all applicable rules and regulations of the SEC and the NYSE.

The Audit & Finance Committee shall meet four times per year or more frequently as circumstances require and may ask members of management or others to attend meetings and provide pertinent information as necessary.

To carry out its duties, the Audit & Finance Committee shall have the authority to engage and obtain advice and assistance from outside legal, accounting and other advisors to the extent it deems necessary and shall receive appropriate funding, as determined in its sole judgment, from the Company for payment of compensation to any and all outside advisors employed by the Audit & Finance Committee and for ordinary administrative expenses necessary to carry out its duties. Additionally, the Audit & Finance Committee shall meet separately, periodically, with the independent auditors, with the internal auditors, with management and with the Legal Compliance Officer.

II. PURPOSE

The Audit & Finance Committee’s primary purpose is to assist the Board of Directors in its oversight of (i) the integrity of the Company’s financial statements, (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function and the independent auditors, the system of internal financial and accounting controls established by management and the audit process, and (iv) compliance by the Company with legal and regulatory requirements. The Audit & Finance Committee shall provide an open avenue of communication between the internal auditors, the independent auditors, the Board of Directors and Company management. The Audit & Finance Committee shall also function as the Company’s qualified legal compliance committee (“QLCC”), as defined in Rule 205.2(k) promulgated under the 1934 Act.

It is not the responsibility of the Audit & Finance Committee to plan or conduct audits, to prepare the Company’s financial statements or to determine that the Company’s financial statements conform with generally accepted accounting principles (“GAAP”). Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. It is also not the responsibility of the Audit & Finance Committee to assure compliance with laws and regulations and the Company’s code of conduct. Management is responsible for assuring compliance with applicable laws and regulations and with the Company’s code of conduct.

III. RESPONSIBILITIES

In carrying out its oversight responsibilities, the Audit & Finance Committee shall perform the following functions:

A. Relationship with Independent Auditors

The Audit & Finance Committee shall appoint a firm of certified public accountants to conduct the audits of the financial statements of the Company, and selected subsidiaries, for the fiscal year in which the firm is appointed. The Audit & Finance Committee shall be directly responsible for the appointment, compensation, retention and oversight of the independent auditors and such independent auditors shall report directly to the Audit & Finance Committee. In fulfillment of such responsibilities, the Audit & Finance Committee shall:

1. Pre-approve all audit and permissible non-audit services of the independent auditors.

2. Meet with the independent auditors and financial management of the Company to review (i) the scope and fees of the proposed audit for the current year and the planned audit procedures and (ii) any audit problems or difficulties, including without limitation, restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, communications between the audit team and the independent auditors’ national office, and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors, and management’s response thereto.

3. Be directly responsible for the resolution of disagreements between management and the independent auditors regarding financial reporting.

4. Obtain from the independent auditors each year a formal written statement delineating (i) the independent auditors’ internal quality-control procedures, any material issues raised by the independent auditor’s most recent internal quality-control review or by any inquiry or investigation, within the preceding five (5) years, by governmental or professional authorities with respect to any independent audit carried out by the auditor, and any steps taken to deal with any such issues and (ii) all relationships between the independent auditors and the Company.

5. Periodically engage in a dialogue with the independent auditors regarding any relationships or services that may impact the objectivity and independence of the auditors, and recommend that the Board of Directors take appropriate action in response to the independent auditors’ report to oversee and satisfy itself of the auditors’ independence.

6. Review and discuss with the independent auditors (i) the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (ii) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

7. Review with the independent auditors all critical accounting policies used by the Company, alternative accounting treatments discussed with management along with the potential ramifications of using those alternatives, and other written communications provided by the independent auditors to management, including a schedule of unadjusted audit differences.

8. Set clear hiring policies for employees or former employees of the Company’s independent auditors.

B. Oversight of Financial Reporting

In carrying out its responsibilities with respect to oversight of the Company’s financial reporting, the Audit & Finance Committee shall:

1. Review and discuss with management the Company’s annual audited financial statements and quarterly financial statements prior to submission to the Board of Directors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

2. Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3. Review the Annual Report on Form 10-K and the Proxy Statement prior to submission to the SEC.

4. Meet separately, periodically, with management, with the internal auditors and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

5. Discuss major financial risk exposures and the Company’s guidelines and policies with respect to financial risk assessment and management.

6. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

C. Internal Audit

In carrying out its responsibilities with respect to oversight of the Company’s internal audit function, the Audit & Finance Committee shall:

The review should also include discussion of the

1. Review the internal audit function of the Company including the independence and authority of its reporting obligations; the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

2. Receive quarterly, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

3. Discuss with management and the internal auditors, the quality of and compliance with the Company’s internal controls and the responsibilities, budget and staffing of the Company’s internal audit function.

D. Legal and Regulatory Compliance

In carrying out its responsibilities with respect to oversight of the Company’s compliance with legal and regulatory requirements, the Audit & Finance Committee shall:

1. Review and reassess on an annual basis, the adequacy of the Audit & Finance Committee’s charter and the Audit & Finance Committee’s performance.

2. Issue annually a report to be included in the Company’s Proxy Statement as required by the rules of the SEC.

3. Review with the Company’s Legal Compliance Officer, legal matters that could have a significant impact on the Company’s financial statements.

E. Finance Matters

The Audit & Finance Committee shall assume such responsibilities as it deems appropriate with respect to matters relating to the oversight of:

1. The financial structure of the Company.

2. The Company’s programs with respect to risk management.

3. The Company’s acquisitions, dispositions and capital expenditure programs.

4. The management and expenditure of the Company’s surplus funds.

5. The investment performance of the Company’s retirement plans.

F. Qualified Legal Compliance Committee

The Audit & Finance Committee, in its capacity as a QLCC, shall receive reports of material violations of the securities laws, breaches of fiduciary duties or similar violations governed by such rule from attorneys representing the Company, including in-house counsel and take such actions as may be permitted or required of a QLCC under applicable law and the procedures adopted by the Board of Directors.

G. Reports to the Board

The Audit & Finance Committee shall submit the minutes of all meetings of the Audit & Finance Committee to, or review the matters discussed at each Audit & Finance Committee meeting with, the Board of Directors.

In addition to the responsibilities outlined above, the Audit & Finance Committee shall examine and consider such other matters in relation to the internal and external audit of the Company’s accounts and in relation to the financial affairs of the Company and its books of account as the Audit & Finance Committee determines to be desirable or as requested by the Board of Directors.

APPENDIX C

POLICY AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

A.	Policy Statement

The Company recognizes that Related Party Transactions (as defined below) may raise questions among stockholders as to whether those transactions are consistent with the best interests of the Company and its stockholders. It is the Company’s policy to enter into or ratify Related Party Transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the Related Party Transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders, including but not limited to situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Parties (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. Therefore, the Company has adopted the procedures set forth below for the review, approval or ratification of Related Party Transactions.

This policy has been approved by the Audit Committee of our Board of Directors (the “Committee”). The Board will review and may amend this policy from time to time.

B.	Related Party Transactions

For the purposes of this policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds One Hundred Twenty Thousand ($120,000.00), and in which any Related Party had, has or will have a direct or indirect material interest.

For purposes of this Policy, a “Related Party” means:

1. any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

2. any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

3. any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4. any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

C.	Approval Procedures

Related Party Transactions that are identified as such prior to the consummation thereof or amendment thereto shall be consummated or amended only if the following steps are taken:

1. Prior to entering into the Related Party Transaction (a) the Related Party, (b) the director, executive officer, nominee or beneficial owner who is an immediate family member of the Related Party, or (c) the business unit or function/department leader responsible for the potential Related Party Transaction shall provide notice to the Company Legal Compliance Officer of the facts and circumstances of the proposed Related Party Transaction, including: (i) the Related Party’s relationship to the Company and interest in the transaction; (ii) the material facts of the proposed Related Party Transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved; (iii) the benefits to the Company of the proposed Related Party Transaction; (iv) if applicable, the availability of other sources of comparable products or services;

and (v) an assessment of whether the proposed Related Party Transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally. In the event the notice is provided to the Legal Compliance Officer by someone other than the business unit or function/department leader responsible for the potential Related Party Transaction, the Legal Compliance Officer, or his/her designee, shall meet with the relevant business unit or function/department leader to confirm and supplement the information provided in the original notice. The Legal Compliance Officer will assess whether the proposed transaction is a Related Party Transaction for purposes of this policy.

2. If the Legal Compliance Officer determines that the proposed transaction is a Related Party Transaction, the proposed Related Party Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the Legal Compliance Officer, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

3. The Committee, or where submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Party is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. No member of the Committee shall participate in any review, consideration or approval of any Related Party Transaction with respect to which such member or any of his or her immediate family members is the Related Party. The Committee (or the Chair) shall approve only those Related Party Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the Legal Compliance Office, who shall convey the decision to the appropriate persons within the Company.

4. The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.

D.	Ratification Procedures

In the event the Company’s Chief Executive Officer, Chief Financial Officer or General Counsel becomes aware of a Related Party Transaction that has not been previously approved or previously ratified under this policy:

1. If the transaction is pending or ongoing, it will be submitted to the Committee or Chair of the Committee promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Party is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment or termination of the Related Party Transaction; and

2. If the transaction is completed, the Committee or Chair of the Committee shall evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request that the Legal Compliance Officer evaluate the Company’s controls and procedures to ascertain the reason the transaction was not submitted to the Committee or Chair for prior approval and whether any changes to these procedures are recommended.

E.	Review of Ongoing Transactions

At the Committee’s first meeting of each fiscal year, the Committee shall review any previously approved or ratified Related Party Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than Fifty Thousand ($50,000.00) Dollars.

Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Party Transaction.

F.	Disclosure

All Related Party Transactions that are required to be disclosed in the Company’s filings with the Securities and Exchange Commission, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

APPENDIX D

FORM OF CHARTER AMENDMENT — PREEMPTIVE RIGHTS

Article VI of the charter of the Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the “Corporation”) is hereby amended by deleting the following paragraph in its entirety:

Notwithstanding the provisions of Article VII of this Certificate of Incorporation, no holder of Preferred Stock of the Corporation of any series shall have any preemptive right to subscribe for or purchase any new or additional issue of shares of this Corporation’s stock of any class, whether now or hereafter authorized, or any securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized.

Article VII of the charter of the Corporation is hereby amended by deleting the following paragraph in its entirety:

Stockholders of the Corporation shall have the preemptive right to subscribe for and purchase any new or additional issues of shares of its stock of any class, whether now or hereafter authorized, or of securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, provided, however, that no preemptive right shall in any event accrue to any stockholder with respect to (1) shares issued for not less than their fair value in exchange for services or property other than money; (2) shares remaining unsubscribed after having been offered to stockholders; (3) treasury shares sold for not less than their fair value; (4) shares issued or issuable pursuant to articles of merger; (5) preferred shares without then present voting power with respect to the election of directors issued for not less than their fair value; and (6) shares issued and sold to the Corporation’s officers or other employees or to the officers or other employees of any subsidiary corporation upon such terms and conditions as are approved by the affirmative vote of a majority of all of the shares entitled to vote with respect thereto at a meeting duly called and held for such purpose. The determination of “fair value” fixed and recorded in a resolution of the Board of Directors of the Corporation authorizing the issuance of any such additional shares of stock, including the price or consideration for which such shares of stock are to be issued, shall be conclusive in the absence of fraud or gross disparity in such determination.

and inserting the following paragraph in lieu thereof:

No holders of stock of the Corporation, of whatever class, shall have any preemptive right of subscription to any shares of any class of stock or to any securities convertible into shares of stock of the Corporation, nor any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may determine and at such price as the Board of Directors in its discretion may fix; and any shares or convertible securities which the Board of Directors may determine to offer for subscription to holders of stock may, as the Board of Directors shall determine, be offered to holders of any class or classes of stock at the time existing to the exclusion of holders of any or all other classes at the time existing.

D-1

APPENDIX E

FORM OF CHARTER AMENDMENT — INDEMNIFICATION OF OFFICERS
AND ADVANCEMENT OF EXPENSES

Article VIII of the charter of the Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the “Corporation”) is hereby amended by deleting the following paragraphs in their entirety:

The Corporation shall indemnify any person who is or was a director of the corporation to the maximum extent now or hereafter permitted by law in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person’s service as a director to the Corporation or to another organization at the Corporation’s request.

The Corporation shall indemnify any person who is or was an officer, employee or agent of the Corporation as and to the extent required by law and may, as authorized at any time by general or specific action of the Board of Directors, further indemnify such individuals to the maximum extent now or hereafter permitted by law, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person’s service in such capacity to the corporation or to another organization at the Corporation’s request.

and inserting the following paragraphs in lieu thereof:

The Corporation shall indemnify and advance expenses to any person who is or was a director or officer of the Corporation to the maximum extent now or hereafter permitted by law in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person’s service as a director or officer of the Corporation or of another organization at the Corporation’s request.

The Corporation shall indemnify any person who is or was an employee or agent of the Corporation as and to the extent required by law and may, as authorized at any time by general or specific action of the Board of Directors, further indemnify such individuals to the maximum extent now or hereafter permitted by law, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) arising out of such person’s service in such capacity to the Corporation or to another organization at the Corporation’s request.

E-1

APPENDIX F

FORM OF CHARTER AMENDMENT — LIMITATION OF LIABILITY OF DIRECTORS
AND OFFICERS FOR MONEY DAMAGES

Article VIII of the charter of the Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the “Corporation”) is hereby amended by inserting the following paragraph:

To the maximum extent permitted by Maryland law, as in effect from time to time, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any provision of the charter or bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

F-1

Dear Stockholder:
We are pleased to send you our 2006 Annual Report and Proxy Statement. The Annual Meeting of Stockholders will be held at 9:00 A.M. (E.D.T.) on Thursday, July 19, 2007 at the The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey.
If you are interested in further information about the Company, you are invited to contact the Treasury Department at the executive offices at 2 Paragon Drive, Montvale, New Jersey or contact the A&P’s home page at www.aptea.com.

Sincerely, Allan Richards Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

IMPORTANT NOTICE: All Annual Meeting attendees may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the Annual Meeting, and attendees will be subject to security inspections.
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
PROXY — FOR THE ANNUAL MEETING — JULY 19, 2007
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     The undersigned, having received the Notice of Meeting and Proxy Statement dated May 25, 2007, appoints CHRISTIAN W. E. HAUB, ALLAN RICHARDS and CHRISTOPHER MC GARRY, and each or any of them as Proxies with full power of substitution, to represent and vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. (E.D.T.) July 19, 2007, at The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, or at any adjournment thereof, with all powers which the undersigned would possess if personally present.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” ITEMS (1), (2), (3) AND (4), ALL OF SAID ITEMS BEING MORE FULLY DESCRIBED IN THE NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.
(To be signed on Reverse Side)

ANNUAL MEETING OF STOCKHOLDERS OF
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
July 19, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	¡	J. D. Barline
		¡	J. J. Boeckel
☐	WITHHOLD AUTHORITY	¡	B. Gaunt
	FOR ALL NOMINEES	¡	A. Guldin
		¡	C. W. E. Haub
☐	FOR ALL EXCEPT	¡	D. Kourkoumelis
	(See instructions below)	¡	E. Lewis
		¡	M. B. Tart-Bezer

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
(2)	Amendment of the Charter to eliminate Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

(3)	Indemnification of Officers to the fullest extent permitted under the Maryland General Corporation Law and Advancement of Expenses of Officers and Directors for Money Damages.
	(THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

(4)	Limitation of Liability of Officers and Directors for Money Damages Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
July 19, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.
â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	¡	J. D. Barline
		¡	J. J. Boeckel
☐	WITHHOLD AUTHORITY	¡	B. Gaunt
	FOR ALL NOMINEES	¡	A. Guldin
		¡	C. W. E. Haub
☐	FOR ALL EXCEPT	¡	D. Kourkoumelis
	(See instructions below)	¡	E. Lewis
		¡	M. B. Tart-Bezer

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
(2)	Amendment of the Charter to eliminate Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

(3)	Indemnification of Officers to the fullest extent permitted under the Maryland General Corporation Law and Advancement of Expenses of Officers and Directors for Money Damages.
	(THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

(4)	Limitation of Liability of Officers and Directors for Money Damages Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
July 19, 2007

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
(1) ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	J. D. Barline J. J. Boeckel
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	B. Gaunt A. Guldin
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	C. W. E. Haub D. Kourkoumelis
		¡ ¡	E. Lewis M. B. Tart-Bezer

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
(2)	Amendment of the Charter to eliminate Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐

(3)	Indemnification of Officers to the fullest extent permitted under the Maryland General Corporation Law and Advancement of Expenses of Officers and Directors for Money Damages.
(THE DIRECTORS RECOMMEND A VOTE “FOR”)
		☐	☐	☐

(4)	Limitation of Liability of Officers and Directors for Money Damages Preemptive Rights (THE DIRECTORS RECOMMEND A VOTE “FOR”)	☐	☐	☐
The Confidential Voting instruction form represents voting rights in the following number of equivalent shares of A & P Common Stock as of May 21, 2007.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CONFIDENTIAL VOTING INSTRUCTION FORM
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
SAVINGS PLAN
PRUDENTIAL TRUST COMPANY — TRUSTEE
     I hereby direct that the voting rights pertaining to shares of The Great Atlantic & Pacific Tea Company, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders of the Company, to be held on July 19, 2007, and at any adjournment of such meeting, as specified herein, and if no vote is specified, that such rights be exercised “FOR” items (1), (2), (3) and (4).
     By my signature on the reverse, I hereby acknowledge receipt of the Notice of the Annual Meeting, the Proxy Statement of the Company dated May 25, 2007, and a copy of the Annual Report.
     Please sign, date and return this form before July 5, 2007. As to matters coming before the meeting for which no signed direction is received by the Trustee prior to July 9, 2007, the Trustee may exercise voting rights on your behalf in such manner as the Trustee may, in its discretion, determine.
PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN IN THE ENCLOSED ENVELOPE.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)